                                   UAM Funds
                                   Annual Report




     ---------------------------
        The Sirach Portfolios
--------------------------------------------------------------------------------
                                       October 31, 1998






                                                  [LOGO OF UAM APPEARS HERE]




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UAM FUNDS
                                                 THE SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

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
Shareholders' Letter........................................................   1
Performance Comparison
  Sirach Special Equity Portfolio...........................................   8
  Sirach Growth Portfolio...................................................   9
  Sirach Strategic Balanced Portfolio.......................................  10
  Sirach Bond Portfolio.....................................................  11
  Sirach Equity Portfolio...................................................  12
Portfolio of Investments
  Sirach Special Equity Portfolio...........................................  13
  Sirach Growth Portfolio...................................................  18
  Sirach Strategic Balanced Portfolio.......................................  23
  Sirach Bond Portfolio.....................................................  30
  Sirach Equity Portfolio...................................................  33
Statement of Assets and Liabilities.........................................  38
Statement of Operations.....................................................  40
Statement of Changes in Net Assets
  Sirach Special Equity Portfolio...........................................  41
  Sirach Growth Portfolio...................................................  42
  Sirach Strategic Balanced Portfolio.......................................  43
  Sirach Bond Portfolio.....................................................  44
  Sirach Equity Portfolio...................................................  45
Financial Highlights
  Sirach Special Equity Portfolio...........................................  46
  Sirach Growth Portfolio...................................................  48
  Sirach Strategic Balanced Portfolio.......................................  50
  Sirach Bond Portfolio.....................................................  52
  Sirach Equity Portfolio...................................................  53
Notes to Financial Statements...............................................  54
Report of Independent Accountants...........................................  63

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

UAM FUNDS                                                 THE SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

November 1998

Dear Shareholders:

SIRACH SPECIAL EQUITY PORTFOLIO
Investors' perception has changed remarkably the past two years from worries of Fed tightening in the first half of 1997, which hurt small cap stocks, to a brief rally in small caps in the second half of 1997. Economic reports showed an economy that was not growing as fast, to increasing anxiety that the econ-omy was slowing too quickly due to Asian market turmoil, to a monetary policy that was actually too tight.

This uncertainty, rapid change of market opinion and resulting volatility is the worst environment for small cap growth stocks. Investors flee to the per-ceived safety of liquid large cap stocks and to stocks with less valuation risk.

When Asian financial markets collapsed, risk aversion and liquidity preference further intensified in 1998, and small cap stocks once again dramatically un-der-performed large cap stocks.

In the year ending October 1998 the S&P 400 Midcap Index returned 6.71%, while the Russell 2000 Index lost -11.84%. Value outperformed growth with the Rus-sell 2000 Value Index down -2.35% and the Russell 2000 Growth Index down -15.86%. The Institutional Class Shares of the Special Equity Portfolio re-turned -14.99% and the Institutional Service Class Shares returned -15.27%, slightly under its Russell 2500 Growth Index return of -13.85% and ended with net assets of $156.3 million.

The Consumer Cyclical sector, one of our largest weighted sectors, was hurt the most during the year due to recession fears. Companies such as Abercrombie & Fitch, Men's Wearhouse and CEC Entertainment reported revenues and earnings ahead of expectations and are not seeing any signs of a slowdown. Investors indiscriminately sold their Consumer Cyclical stocks and they didn't bounce back as quickly as the market despite phenomenal earnings reports from our holdings in October. We will opportunistically add to those companies with ex-ceptional earnings characteristics.

A flat yield curve and a slowing economy also hurt the Financial sector. We have sold several specialty mortgage lenders with deteriorating fundamentals. We will remain slightly underweighted in this sector until we see signs of im-proving fundamentals.

Our largest sector, the Technology sector, helped our performance the most for the year. We continue to find many good companies with accelerating earnings char-

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UAM FUNDS                                                 THE SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

acteristics. We are particularly focused on those companies we feel are insu-lated from potential IT capital spending cutbacks due to a recession or real-location of budgets due to the Year 2000 problem.

Our second largest sector, the Healthcare sector, performed essentially in line with the Russell 2500 Growth Index and was one of the better performing sectors for the year. The defensive nature of the sector was a primary reason, as was several new biotechnology FDA approvals that has helped our holdings in that industry.

We believe the conditions for a multiperiod small cap cycle of outperformance are being set into place. In the past, periods of underperformance by small stocks inevitably concluded with a violent selloff similar to the one experi-enced the first week of October.

However, until world markets become less volatile it is hard to see how the small cap sector will outperform for more than a short period of time. Histor-ically, small caps tend to outperform before the economy accelerates. Along with less volatile markets small cap stocks need further Fed easing, a steep-ening yield curve and a narrowing of risk premiums. With record low relative and absolute valuations, superior growth rates and an accomodative Fed, small caps should then finally start to meaningfully outperform.

SIRACH GROWTH PORTFOLIO
The Sirach Growth Portfolio ended fiscal 1998 with net assets of $112.9 mil-lion. The Sirach Growth Portfolio Institutional Class Shares returned 11.45% and the Institutional Service Class Shares returned 11.22% for the year. This return trailed the S&P 500 Index return of 22.01%, the Dow Jones Industrial Average return of 17.50%, but outperformed the Lipper Growth Funds performance of 9.61%. Several factors served to impact performance negatively during the year. Throughout the year our exposure to some medium sized companies caused performance relative to the S&P 500 to suffer as the very largest companies in the S&P 500 Index continued to dominate the capitalization weighted perfor-mance. Early in the year our exposure in the Capital Goods sector, and more specifically the environmental industry, was a drag on returns. Improper ac-counting practices by an industry leader resulted in a sell-off by the entire group. Additionally, one of our holdings experienced some inventory issues which resulted in a large write-off impacting earnings and raising concerns regarding proper management controls. Also, early in the year we were near market weight in Energy through our holdings in oil service companies. These stocks came off sharply as the price of oil fell and concern arose about po-tential cut backs in capital spending by the major oil companies.

While the Portfolio performed well during the middle quarters of the year, events during the fourth quarter resulted in pressure on relative performance. As the mar-

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UAM FUNDS                                                 THE SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

ket corrected sharply on fears of a worldwide recession and political uncer-tainties in the U.S., our holdings in Finance and Technology experienced par-ticular damage. Though we had been reducing our weighting in the Finance sec-tor since March, we entered the fourth quarter with an overweight relative to the S&P 500. Within the sector, money center banks and brokerage firms were especially hard hit. Money centers, because of their exposure to Asia, Russia, and to trading losses, experienced sharp reductions to earnings. Brokerage houses also suffered due to trading losses and a dry up in the underwriting calendar. Our technology positions were impacted by fears that capital expen-ditures would slow as the worldwide economy slowed and that spending on Year 2000 would divert spending from some big ticket software sales. While we have continued to reduce Finance to an underweighted position, Technology has be-come our largest sector holding and a slight overweight to the S&P 500 Index. We have tried to focus on those companies with higher visibility to their earnings stream.

Healthcare is the second largest weighting in the Portfolio. With the excep-tion of some holdings in healthcare service providers, our holdings in the sector, specifically pharmaceutical, biotech, and medical devices have per-formed well. Two other sectors that have contributed positively are the Con-sumer Cyclical sector, lead by specialty retailers and discount stores, and Communication Services, made up of long distance and local phone companies benefiting from rising margins and increasing demand for service. We currently have no positions in the Basic Material sector or Transportation sector as few of the companies from these sectors have ranked well in our stock selection model.

SIRACH STRATEGIC BALANCED PORTFOLIO
The Sirach Strategic Balanced Portfolio had net assets of $84.9 million on Oc-tober 31, 1998. Asset allocation was 55.9% common stocks, 40.4% fixed income and the remainder in cash equivalents.

The common stock characteristics for the Sirach Strategic Balanced Portfolio are identical to the Sirach Growth Portfolio, while the bond and derivative characteristics are similar to the Sirach Bond Portfolio with 3.9% in REMICS and 4.6% in Mortgage Backed Securities.

SIRACH BOND PORTFOLIO
The total return for the Sirach Bond Portfolio Institutional Class Shares and Institutional Service Class Shares in the fiscal year ending October 31, 1998 was 8.84% and 8.42%, respectively, versus 7.75% for the Lehman Aggregate In-dex. On October 31, 1998, the Portfolio's net assets were $64.5 million.

Declining yields continue to provide strong price appreciation for fixed in-come assets. U.S. Treasury securities dramatically outperformed all other U.S. domestic

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UAM FUNDS                                                 THE SIRACH PORTFOLIOS
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fixed income sectors. There were three primary factors driving this demand.
First, Treasury securities are a "safe haven" for overseas funds during this period of volatility in the emerging markets. Second, economic turmoil abroad and its impact on the U.S. domestic economy has increased the corporate cost of borrowing relative to Treasuries. Finally, unwinding of large hedge fund positions created additional demand for Treasury securities. Since the Portfo-lio is underweighted in Treasury securities, performance, while strong on an absolute basis, lagged the Lehman Aggregate Index.

The corporate sector performed poorly in the third quarter as spreads widened. Corporate spreads are at levels normally seen during recessionary periods. This is inconsistent with the current domestic economy and more importantly with the credit fundamentals for the corporations represented in the Portfo-lio. We believe there is value in these positions but recognize that unusual periods bring both opportunities and risk.

Our current strategy:

DURATION

During the 4th quarter, Treasury yields moved significantly below the trading range experienced during the first three quarters of the year. Portfolio dura-tion will remain close to that of the Lehman Aggregate Index. We will not take a more aggressive position at current rates. The recent volatility of interest rates and the unusual outside influences driving the market argue for this cautious approach.

MATURITY STRUCTURE

With the exception of very short maturities, the Treasury yield curve has steepened dramatically. The change was even more pronounced in the corporate sector. The Portfolio currently has a maturity structure fairly close to the Lehman Aggregate Index. We believe that a continued steepening could ulti-mately give us the opportunity to reestablish a modified barbell strategy to take advantage of the higher yields at the long end of the yield curve.

SECTORS

We will maintain a market weighting in mortgage and other structured assets. Our positions emphasize predictability and income. We are retaining our overweighting in corporate securities due to the inconsistency between the high yield spreads and the strong fundamentals of our corporate holdings. How-ever, we are continuing to emphasize securities in non-cyclical industries to reduce the risks associated with a weaker economy.

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UAM FUNDS                                                 THE SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

The Portfolio's derivative exposure is entirely REMICS (8.5%) and Mortgage Pass-Through Securities (6.9%). Based on quantitative statistics like convexi-ty, the combination of these mortgage related assets have less volatility than the mortgage component of the Lehman Aggregate Index. Therefore the risk of volatility to the Portfolio has not been increased above that of the under-lying Index.


SIRACH EQUITY PORTFOLIO
The Sirach Equity Portfolio ended fiscal 1998 with net assets of $38.0 mil-lion, an increase from the 1997 fiscal year end value of $26.2 million. The Portfolio's Institutional Class Shares returned 14.63% for the year, beating the Lipper Growth Fund Index return of 9.61%, but trailing both the S&P 500 Index and the Dow Jones Industrial Average which returned 22.01% and 17.50%, respectively.

Following a solid first half, the Sirach Equity Portfolio suffered during the widespread weakness that began in earnest near the end of July. From its peak in mid-July to its low on August 31, the S&P 500 declined 19.34%. The broader market fared even more poorly. The average decline for stocks traded on the New York Stock Exchange from their 52-week high was over 30%, and for stocks traded on the NASDAQ the decline was over 40%. Our holdings of mid-cap and large-cap growth companies were hurt dramatically. Having an average capital-ization smaller than the indexes continued to impact performance negatively. Once again, the very largest companies outperformed the broader market and be-cause the S&P 500 Index is capitalization weighted, those companies have a very large impact on performance of the Index. Our Finance sector holdings, which had performed well all year, were especially hard hit during the sharp market contraction. The positions we held in money center banks were beset by exposure to the weak foreign economies and suffered sizable trading losses. Brokerage companies we held also experienced earnings estimate cuts because of potential trading losses and foregone underwriting fees. Because of the rap-idly changing fundamentals of these companies, we began reducing our weighting in the sector in early August from being slightly overweighted compared to the S&P 500 Index to being underweighted. The finance sector is no longer one of the top three weightings in the Portfolio.

The Healthcare and Technology sectors, the largest and second largest sector allocations, were mixed contributors during the year. Both sectors made posi-tive contributions to performance until the fourth quarter. Within the Tech-nology sector, several of our holdings pulled back considerably on fears of slowing business in Asia and concerns that a slower economy and focus on Year 2000 spending might lead to lower capital expenditures for larger ticket soft-ware purchases. We are comfortable at this time with our slight overweighting in Technology. We have

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UAM FUNDS                                                 THE SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

eliminated holdings with poorer earnings visibility in favor of companies with clearer earnings outlooks and continue to monitor changing fundamentals. Our Healthcare holdings range from pharmaceuticals to biotech to medical device/technology companies. This sector experienced the greatest increase in weighting during the year. On whole we have been pleased with the performance from this group. Healthcare service providers such as hospitals proved to be very weak performers during the second half of the year. Potential government investigations of billing practices and concerns regarding potential changes in Medicare reimbursement policies acted as serious psychological clouds over these companies.

The third largest sector following Healthcare and Technology is the Consumer Cyclical sector. This sector is made up largely of department stores, discount retailers, and other specialty retailers. This sector has done well, driven by high consumer confidence, low unemployment and solid wage gains. Recent polls have suggested some weakening in consumer sentiment. We have tried to focus on those companies with relatively low economic sensitivity and strong same store sales comparisons. The Communication Services sector has been a particular bright spot in the Portfolio. Mergers within the sector have resulted in strong synergies and cost cutting opportunities, leading to improving margins. Rapidly increasing internet usage and business transactions conducted elec-tronically have caused heightened demand for time on telephone and data lines.

We continue with underweightings in Energy and Basic Materials. Few companies in these sectors are currently able to pass our ranking model criteria.

Please contact us with any questions you may have.

Sincerely,

SIRACH CAPITAL MANAGEMENT, INC.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Affiliates' fee waivers and/or expenses assumed by Affiliates, total returns for the Sirach Bond and Sirach Equity Portfolios would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Portfolios are actively managed, holdings are subject to change.

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UAM FUNDS                                                     SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

                       DEFINITION OF COMPARATIVE INDICES

S&P Midcap 400 Index--an unmanaged index composed of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.

Russell 2000 Index--an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market weighted index of the 3,000 largest U.S. publicly-traded companies.

Russell 2000 Value Index--contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

Russell 2000 Growth Index--measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Growth Index--contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

S&P 500 Index--an unmanaged index composed of 400 industrial corporation stocks, 40 financial company stocks, 40 utilities company stocks and 20 transportation stocks.

Dow Jones Industrial Average--a price-weighted average of thirty blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange. It has been a widely followed indicator of the stock market since October 1, 1928.

Lipper Growth Fund Index--an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

Comparisons of performance assume reinvestment of dividends.

Please note that one can not invest in an unmanaged index.

          ---------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN
                      FOR PERIOD ENDED OCTOBER 31, 1998
          ---------------------------------------------------------
                  INSTITUTIONAL             INSTITUTIONAL SERVICE
                  CLASS SHARES                  CLASS SHARES
          ---------------------------------------------------------
           1 YEAR   5 YEARS  SINCE 10/2/89*  1 YEAR  SINCE 3/22/96*
          ---------------------------------------------------------
          (14.99)%   6.29%      11.83%       (15.27)%    (0.26)%
          ---------------------------------------------------------


                  [PERFORMANCE COMPARISON CHART APPEARS HERE]


            Sirach Special**      NASDAQ+(a)   S&P Midcap      Russell 2500
 Date     Equity Portfolio+   Composite Index   400 Index+(a)  Growth Index+(a)
 ----     -----------------   ---------------   ---------      ------------
10/2/89*++      10,000             10,000         10,000           10,000
10/31/89         9,670              9,634          9,579            9,558
10/31/90         8,725              6,924          8,295            9,393
10/31/91        14,233             11,481         13,559           12,371
10/31/92        15,443             12,797         14,809           12,648
10/31/93        20,355             16,478         17,997           15,681
10/31/94        19,402             16,564         18,426           15,973
10/31/95        24,313             22,073         22,334           19,720
10/31/96        30,055             26,024         26,209           22,976
10/31/97        32,492             34,771         33,951           27,994
10/31/98        27,621             38,651         36,229           24,117


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of Operations
** The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.
 + The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative indices have been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the S&P Midcap 400 Index, the NASDAQ
   Composite Index and the Russell 2500 Growth Index on 9/30/89 is used as the beginning value on 10/2/89.
(a) Beginning with this report, the Portfolio's performance will be compared to the Russell 2500 Growth Index rather than the S&P 400 Midcap Index. The Russell 2500 Growth Index is a more appropriate benchmark for the types of securities held in the Portfolio.
                     DEFINITION OF THE COMPARATIVE INDICES

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Market System traded foreign common stocks and ADRs.
The S&P Midcap 400 Index consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.
Russell 2500 Growth Index contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forcasted growth values than the value universe.
Please note that one cannot invest in an unmanaged index.

          ---------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN
                      FOR PERIOD ENDED OCTOBER 31, 1998
          ---------------------------------------------------------
                 INSTITUTIONAL         INSTITUTIONAL SERVICE
                 CLASS SHARES              CLASS SHARES
          ---------------------------------------------------------
           1 YEAR   SINCE 12/1/93*   1 YEAR    SINCE 3/22/96*
          ---------------------------------------------------------
           11.45%       16.40%       11.22%       19.56%
          ---------------------------------------------------------

                  [PERFORMANCE COMPARISON CHART APPEARS HERE]


  Date               Sirach Growth Portfolio+**           S&P 500 Index+
  ----               ------------------------             --------------
12/1/93*++                   10,000                          10,000
10/31/94                      9,742                          10,486
10/31/95                     11,625                          13,255
10/31/96                     14,475                          16,447
10/31/97                     18,942                          21,726
10/31/98                     21,111                          26,508


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of Operations
** The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.
 + The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the S&P 500 Index on 11/30/93 is used as the beginning value on 12/1/93.
                    DEFINITIONS OF THE COMPARATIVE INDICES

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.
Please note that one cannot invest in an unmanaged index.

          ---------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN
                      FOR PERIOD ENDED OCTOBER 31, 1998
          ---------------------------------------------------------
                  INSTITUTIONAL             INSTITUTIONAL SERVICE
                  CLASS SHARES                  CLASS SHARES
          ---------------------------------------------------------
           1 YEAR   SINCE 12/1/93*   1 YEAR    SINCE 3/7/97*
          ---------------------------------------------------------
           10.63%       12.12%       10.44%       14.06%
          ---------------------------------------------------------


                  [PERFORMANCE COMPARISON CHART APPEARS HERE]


            Sirach Strategic Balanced**    S&P 500   Lehman Brothers Government/
  Date    Portfolio Institutional Class+   Index+         Corporate Index+
  ----    ------------------------------   ------         ----------------
12/1/93*++        10,000                   10,000             10,000
10/31/94           9,581                   10,486              9,645
10/31/95          11,411                   13,255             11,204
10/31/96          13,137                   16,447             11,808
10/31/97          15,867                   21,726             12,848
10/31/98          17,554                   26,508             14,169


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of Operations
** The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.
 + The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the S&P 500 Index and the Lehman
   Brothers Government/Corporate Index on 11/30/93 is used as the beginning value on 12/1/93.
                    DEFINITIONS OF THE COMPARATIVE INDICES

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.
The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.
Please note that one cannot invest in an unmanaged index.

          ---------------------------------------------------------
                               TOTAL RETURN**
                      FOR PERIOD ENDED OCTOBER 31, 1998
          ---------------------------------------------------------
                  INSTITUTIONAL             INSTITUTIONAL SERVICE
                  CLASS SHARES                  CLASS SHARES
          ---------------------------------------------------------
                 SINCE 11/3/97*                SINCE 11/7/97*
          ---------------------------------------------------------
                      8.84%                         8.42%
          ---------------------------------------------------------


                  [PERFORMANCE COMPARISON CHART APPEARS HERE]


                Sirach***           Lehman Brothers           Lehman Aggregate
  Date       Bond Portfolio+   Government/Corporate Index+(a)    Bond Index+(a)
  ----       ---------------   --------------------------        ----------
11/3/97*++       10,000                  10,000                    10,000
10/31/98         10,884                  11,028                    10,934


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
  * Commencement of Operations
 ** Total return of the Portfolio reflects fees waived and expenses assumed by Affiliates. Without such waiver or fees and expenses assumed, total return would be lower.
*** The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based on the different inception date and fees assessed to that Class.
  + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions.
 ++ For comparative purposes, the value of the Lehman Brothers
    Government/Corporate Index and the Lehman Brothers Aggregate Bond Index on 10/31/97 is used as the beginning value on 11/3/97.
 (a) Beginning with this report, the Portfolio's performance will be compared to the Lehman Brothers Aggregate Bond Index rather than the Lehman Brothers Government/Corporate Index. The Lehman Brothers Aggregate Bond Index is a more appropriate benchmark for the types of securities held in the Portfolio.
                      DEFINITION OF THE COMPARATIVE INDEX
The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury. Issues of Government agencies and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.
The Lehman Brothers Aggregate Bond Index is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. Government issues and $25 million for others.
Please note that one cannot invest in an unmanaged index.

          ---------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURN**
                      FOR PERIOD ENDED OCTOBER 31, 1998
          ---------------------------------------------------------
                    1 YEAR                      SINCE 7/1/96*
          ---------------------------------------------------------
                    14.63%                         22.78%
          ---------------------------------------------------------


                  [PERFORMANCE COMPARISON CHART APPEARS HERE]


  DATE     SIRACH EQUITY PORTFOLIO+     S&P 500 INDEX+      LIPPER GROWTH FUNDS+
  ----     -----------------------      --------------      -------------------
  7/1/96*++       10,000                    10,000                10,000
10/31/96          10,980                    10,593                10,361
10/31/97          14,092                    13,993                13,187
10/31/98          16,154                    17,073                14,454


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
  * Commencement of Operations
 ** Total return of the Portfolio reflects fees waived and expenses assumed by Affiliates. Without such waiver or fees and expenses assumed, total return would be lower.
*** The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based on the different inception date and fees assessed to that Class.
  + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment dividends on securities in the index.
 ++ For comparative purposes, the value of the S&P 500 Index and the Lipper
    Growth Fund Index on 6/30/96 is used as the beginning value on 7/1/96.
                      DEFINITION OF THE COMPARATIVE INDEX

The S&P 500 Index is an unmanaged index composed of 400 Industrial, 40 financial, 40 utilities and 20 transportation stocks.
The Lipper Growth Fund Index is an unmanaged index composed of the 30 largest funds by asset size in this investment objective.
Please note that one cannot invest in an unmanaged index.

UAM FUNDS                           SIRACH SPECIAL EQUITY PORTFOLIO
                                    OCTOBER 31, 1998
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 90.7%

                                                            SHARES     VALUE+
                                                            ------- ------------
CAPITAL GOODS - 1.0%
 BUILDING SUPPLIES - 1.0%
 *Comfort Systems USA, Inc. ..............................   82,800 $  1,573,200
                                                                    ------------
COMMUNICATION SERVICES - 1.7%
 TELECOM-CELLULAR WIRELESS - 1.7%
 *Gilat Satellite Networks Ltd............................   55,750    2,592,375
                                                                    ------------
CONSUMER CYCLICAL - 9.4%
 APPAREL/TEXTILES - 3.2%
 *Cutter & Buck, Inc......................................   85,350    2,203,097
 *Fossil, Inc. ...........................................   88,500    1,615,125
 *Polo Ralph Lauren Corp. ................................   53,500    1,113,469
                                                                    ------------
                                                                       4,931,691
                                                                    ------------
 RETAIL-GENERAL - 0.6%
 *Elder-Beerman Stores Corp. .............................   77,450      910,037
                                                                    ------------
 RETAIL-SPECIALTY - 5.6%
 *Abercrombie & Fitch Co., Class A........................   96,650    3,835,797
 *AnnTaylor Stores Corp. .................................  108,200    3,137,800
 *The Men's Wearhouse, Inc................................   75,925    1,843,554
                                                                    ------------
                                                                       8,817,151
                                                                    ------------
 Total Consumer Cyclical...........................................   14,658,879
                                                                    ------------
CONSUMER STAPLES - 7.2%
 FOOD PRODUCERS - 1.9%
 Earthgrains Co. .........................................   98,050    2,941,500
                                                                    ------------
 MEDIA - 1.2%
 *TMP Worldwide, Inc......................................   64,800    1,946,025
                                                                    ------------
 RESTAURANT/LODGING - 4.1%
 *CEC Entertainment, Inc..................................  163,050    4,606,163
 CKE Restaurants, Inc.....................................   35,760      940,935
 *Papa John's International, Inc. ........................   23,100      877,078
                                                                    ------------
                                                                       6,424,176
                                                                    ------------
 Total Consumer Staples............................................   11,311,701
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                           SIRACH SPECIAL EQUITY PORTFOLIO
                                    OCTOBER 31, 1998
-------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                             SHARES    VALUE+
                                                             ------- -----------
ENERGY - 4.0%
 EXPLORATION/DRILLING - 1.9%
 *Rowan Companies, Inc. ...................................   49,750 $   724,484
 *Smith International, Inc.................................   30,450   1,094,297
 *Varco International, Inc.................................  110,000   1,189,375
                                                                     -----------
                                                                       3,008,156
                                                                     -----------
 OIL-SERVICES - 2.1%
 *Cooper Cameron Corp. ....................................   26,900     934,775
 *Global Industries Ltd. ..................................  119,300   1,144,535
 *Stolt Comex Seaway S.A...................................   90,450   1,147,584
                                                                     -----------
                                                                       3,226,894
                                                                     -----------
 Total Energy.......................................................   6,235,050
                                                                     -----------
FINANCE - 5.0%
 BANKS - 1.5%
 City National Corp. ......................................   68,750   2,350,391
                                                                     -----------
 FINANCIAL SERVICES - 2.0%
 Fidelity National Financial, Inc..........................   52,500   1,614,375
 Mutual Risk Management Ltd................................   46,500   1,572,281
                                                                     -----------
                                                                       3,186,656
                                                                     -----------
 INSURANCE COMPANIES - 1.5%
 Protective Life Corp. ....................................   62,200   2,305,288
                                                                     -----------
 Total Finance......................................................   7,842,335
                                                                     -----------
HEALTHCARE - 17.3%
 BIO/SPECIALTY PHARMACEUTICAL - 6.4%
 *IDEXX Laboratories, Inc..................................  159,500   3,643,578
 *MedImmune, Inc...........................................   33,750   2,271,797
 *Pharmaceutical Product Development, Inc..................   68,700   1,863,487
 *Sepracor, Inc. ..........................................   33,050   2,274,253
                                                                     -----------
                                                                      10,053,115
                                                                     -----------
 DRUGS - 1.3%
 Alpharma, Inc., Class A...................................   74,250   2,055,797
                                                                     -----------
 MEDICAL PRODUCTS/SUPPLIES - 2.4%
 *ADAC Laboratories........................................   60,000   1,770,000
 *MiniMed, Inc.............................................    7,650     425,053
 *Osteotech, Inc. .........................................   59,550   1,507,359
                                                                     -----------
                                                                       3,702,412
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                           SIRACH SPECIAL EQUITY PORTFOLIO
                                    OCTOBER 31, 1998
-------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                             SHARES    VALUE+
                                                             ------- -----------
HEALTHCARE - CONTINUED
 MEDICAL SERVICES - 7.2%
 *Express Scripts, Inc., Class A...........................    3,150 $   308,208
 *Orthodontic Centers of America, Inc. ....................  115,400   2,185,387
 *Province Healthcare Co. .................................   59,400   1,553,681
 *Quintiles Transnational Corp.............................   37,900   1,713,791
 *Renal Care Group, Inc. ..................................  110,875   3,225,770
 *Total Renal Care Holdings, Inc...........................   70,200   1,719,900
 *Trigon Healthcare, Inc. .................................   13,800     517,500
                                                                     -----------
                                                                      11,224,237
                                                                     -----------
 Total Healthcare...................................................  27,035,561
                                                                     -----------
MISCELLANEOUS - 7.7%
 PROFESSIONAL SERVICES - 7.0%
 *Abacus Direct Corp. .....................................   60,875   2,960,047
 *Boron Lepore & Associates, Inc. .........................   22,300     603,494
 *Modis Professional Services, Inc. .......................  269,300   4,746,412
 *Rent-Way, Inc. ..........................................   43,960   1,038,555
 *Robert Half International, Inc. .........................   40,500   1,625,063
                                                                     -----------
                                                                      10,973,571
                                                                     -----------
 WHOLESALERS - 0.7%
 *Micro Warehouse, Inc.....................................   48,750   1,064,883
                                                                     -----------
 Total Miscellaneous................................................  12,038,454
                                                                     -----------
TECHNOLOGY - 35.5%
 COMMUNICATION EQUIPMENT - 3.2%
 *GeoTel Communications Corp. .............................   52,650   1,370,545
 *Orckit Communications Ltd. ..............................   77,900   1,000,528
 *RF Micro Devices, Inc. ..................................  108,350   2,586,856
                                                                     -----------
                                                                       4,957,929
                                                                     -----------
 COMPUTER RELATED - 4.1%
 *IDX Systems Corp. .......................................   14,750     626,875
 *Network Appliance, Inc. .................................   25,300   1,374,106
 *Seagate Technology, Inc. ................................  124,650   3,287,644
 *Xircom, Inc. ............................................   38,300   1,126,259
                                                                     -----------
                                                                       6,414,884
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                           SIRACH SPECIAL EQUITY PORTFOLIO
                                    OCTOBER 31, 1998
-------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                            SHARES     VALUE+
                                                            ------- ------------
TECHNOLOGY - CONTINUED
 COMPUTER SERVICES - 4.8%
 *Bindview Development Corp. .............................   81,700 $  1,468,047
 *CNET, Inc. .............................................   34,750    1,325,929
 *Electronics for Imaging, Inc. ..........................   35,000      842,188
 *INSpire Insurance Solutions, Inc. ......................   75,325    1,864,294
 *Wind River Systems, Inc. ...............................   46,400    2,045,950
                                                                    ------------
                                                                       7,546,408
                                                                    ------------
 COMPUTER SOFTWARE - 14.2%
 *Business Objects S.A. ADR...............................  142,200    2,386,294
 *Computer Horizons Corp. ................................   97,400    2,228,025
 *Compuware Corp. ........................................   57,350    3,105,861
 *Concord Communications, Inc. ...........................   51,200    1,894,400
 *Gemstar International Group Ltd. .......................   11,950      654,262
 *Inso Corp. .............................................  100,400    1,898,188
 *J.D. Edwards & Co. .....................................   54,100    1,765,012
 *Keane, Inc. ............................................   46,700    1,552,775
 *Mercury Interactive Corp. ..............................  109,750    4,547,766
 *Qlogic Corp. ...........................................    5,000      459,687
 *QuadraMed Corp. ........................................   82,600    1,711,369
                                                                    ------------
                                                                      22,203,639
                                                                    ------------
 ELECTRONICS - 7.0%
 *American Power Conversion Corp. ........................   83,900    3,557,884
 *Macromedia, Inc. .......................................  193,350    3,854,916
 National Computer Systems, Inc. .........................   40,500    1,134,000
 *Rational Software Corp. ................................   38,400      848,400
 *Vitesse Semiconductor Corp. ............................   49,150    1,588,159
                                                                    ------------
                                                                      10,983,359
                                                                    ------------
 SEMICONDUCTORS - 2.2%
 *Broadcom Corp. .........................................   26,050    2,161,336
 *Uniphase Corp. .........................................   25,650    1,268,072
                                                                    ------------
                                                                       3,429,408
                                                                    ------------
 Total Technology..................................................   55,535,627
                                                                    ------------
TRANSPORTATION - 1.9%
 TRUCKING & SHIPPING - 1.9%
 *Coach USA, Inc..........................................  110,450    2,961,441
                                                                    ------------
 TOTAL COMMON STOCKS (Cost $138,962,529)...........................  141,784,623
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                           SIRACH SPECIAL EQUITY PORTFOLIO
                                    OCTOBER 31, 1998
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 12.9%

                                                         FACE
                                                        AMOUNT       VALUE+
                                                      ----------- ------------
REPURCHASE AGREEMENT - 12.9%
 Chase Securities, Inc. 4.90%, dated 10/30/98, due
  11/2/98, to be repurchased at $20,178,236,
  collateralized by U.S. Treasury Notes, 5.375-
  6.875%, due 5/31/99-2/15/04, valued at $20,170,270
  (Cost $20,170,000)................................  $20,170,000 $ 20,170,000
                                                                  ------------
 TOTAL INVESTMENTS - 103.6% (Cost $159,132,529)(a)...............  161,954,623
                                                                  ------------
 OTHER ASSETS AND LIABILITIES (NET) - (3.6)%.....................   (5,624,128)
                                                                  ------------
 NET ASSETS - 100%............................................... $156,330,495
                                                                  ============

  + See Note A to Financial Statements.
  * Non-Income Producing Security
ADR American Depositary Receipt
(a) The cost for federal income tax purposes was $159,492,402. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $2,462,221. This consisted of aggregate gross unrealized appreciation for all securities of $15,325,980 and aggregate gross unrealized depreciation for all securities of $12,863,759.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH GROWTH PORTFOLIO
                                             OCTOBER 31, 1998
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 97.5%

                                                             SHARES    VALUE+
                                                             ------ ------------
CAPITAL GOODS - 5.2%
 CONSTRUCTION - 0.5%
 McDermott International, Inc..............................  19,085 $    559,429
                                                                    ------------
 ELECTRICAL EQUIPMENT - 2.9%
 General Electric Co.......................................  36,800    3,220,000
                                                                    ------------
 ENVIRONMENTAL - 1.8%
 Waste Management, Inc.....................................  45,927    2,072,456
                                                                    ------------
 Total Capital Goods...............................................    5,851,885
                                                                    ------------
COMMUNICATION SERVICES - 7.8%
 TELECOMMUNICATION-CELLULAR WIRELESS - 1.8%
 *AirTouch Communications, Inc.............................  36,515    2,044,840
                                                                    ------------
 TELECOMMUNICATION-LONG DISTANCE - 4.5%
 *AT&T Corp................................................  35,690    2,221,703
 *MCI WorldCom, Inc........................................  51,240    2,831,010
                                                                    ------------
                                                                       5,052,713
                                                                    ------------
 TELEPHONE - 1.5%
 ALLTEL Corp...............................................   5,200      243,425
 SBC Communications, Inc...................................  31,700    1,468,106
                                                                    ------------
                                                                       1,711,531
                                                                    ------------
 Total Communication Services......................................    8,809,084
                                                                    ------------
CONSUMER CYCLICAL - 13.1%
 OFFICE SUPPLIES - 1.6%
 Pitney Bowes, Inc.........................................  32,300    1,778,519
                                                                    ------------
 PRINTING/PUBLISHING - 1.3%
 Omnicom Group, Inc. ......................................  30,365    1,501,170
                                                                    ------------
 RETAIL-DISCOUNT - 1.2%
 Family Dollar Stores, Inc.................................  75,300    1,364,812
                                                                    ------------
 RETAIL-GENERAL - 3.4%
 *Fred Meyer, Inc..........................................  51,065    2,722,403
 *Kohl's Corp..............................................  22,400    1,071,000
                                                                    ------------
                                                                       3,793,403
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH GROWTH PORTFOLIO
                                             OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                               SHARES   VALUE+
                                                               ------ ----------
CONSUMER CYCLICAL - CONTINUED
 RETAIL-SPECIALTY - 5.6%
 Home Depot, Inc.............................................  60,540 $2,633,490
 Lowe's Companies, Inc.......................................  31,500  1,061,156
 *Office Depot, Inc..........................................  30,175    754,375
 *Staples, Inc...............................................  57,915  1,887,667
                                                                      ----------
                                                                       6,336,688
                                                                      ----------
 Total Consumer Cyclical............................................. 14,774,592
                                                                      ----------
CONSUMER STAPLES - 10.4%
 BEVERAGES - 0.9%
 Coca Cola Co................................................  14,600    987,325
                                                                      ----------
 COSMETICS/TOILETRIES - 1.3%
 Procter & Gamble Co.........................................  16,180  1,437,998
                                                                      ----------
 FOOD PRODUCERS - 1.5%
 Bestfoods...................................................  30,375  1,655,437
                                                                      ----------
 FOOD RETAILERS - 3.6%
 *Safeway, Inc. .............................................  58,100  2,777,906
 *Starbucks Corp. ...........................................  30,480  1,323,023
                                                                      ----------
                                                                       4,100,929
                                                                      ----------
 HOUSEHOLD PRODUCTS/HOUSING - 1.6%
 Clorox Co...................................................  16,130  1,762,203
                                                                      ----------
 MEDIA - 1.5%
 Time Warner, Inc. ..........................................  18,100  1,679,906
                                                                      ----------
 Total Consumer Staples.............................................. 11,623,798
                                                                      ----------
ENERGY - 1.6%
 OIL-SERVICES - 1.6%
 Schlumberger Ltd............................................  34,635  1,818,337
                                                                      ----------
FINANCE - 11.7%
 BANKS - 4.7%
 *BankAmerica Corp...........................................  17,002    976,552
 Chase Manhattan Corp........................................  20,940  1,189,654
 Citigroup, Inc..............................................  29,254  1,376,766
 U.S. Bancorp................................................  47,525  1,734,663
                                                                      ----------
                                                                       5,277,635
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH GROWTH PORTFOLIO
                                             OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                              SHARES   VALUE+
                                                              ------ -----------
FINANCE - CONTINUED
 FINANCIAL SERVICES - 4.2%
 Fannie Mae.................................................  37,500 $ 2,655,469
 SunAmerica, Inc............................................  29,800   2,100,900
                                                                     -----------
                                                                       4,756,369
                                                                     -----------
 INSURANCE COMPANIES - 2.8%
 Allstate Corp..............................................  37,400   1,610,538
 American International Group, Inc..........................   9,697     826,669
 UNUM Corp. ................................................  17,040     757,215
                                                                     -----------
                                                                       3,194,422
                                                                     -----------
 Total Finance......................................................  13,228,426
                                                                     -----------
HEALTHCARE - 22.7%
 BIO-MEDICAL/SPECIALTY PHARMACEUTICALS - 2.0%
 *Biogen, Inc...............................................  17,900   1,243,491
 *Genentech, Inc............................................  14,600   1,045,725
                                                                     -----------
                                                                       2,289,216
                                                                     -----------
 COMMERCIAL/CONSUMER SERVICES - 1.6%
 IMS Health, Inc............................................  28,355   1,885,608
                                                                     -----------
 DRUGS - 8.2%
 American Home Products Corp................................  19,800     965,250
 Lilly (Eli) & Co...........................................  20,700   1,675,406
 Merck & Co., Inc. .........................................  14,990   2,027,397
 Pfizer, Inc................................................  17,920   1,923,040
 Schering-Plough Corp.......................................  21,350   2,196,381
 *Watson Pharmaceuticals, Inc...............................   7,500     417,187
                                                                     -----------
                                                                       9,204,661
                                                                     -----------
 DRUG STORES - 1.8%
 Rite Aid Corp..............................................  50,600   2,008,187
                                                                     -----------
 MEDICAL PRODUCTS/SUPPLIES - 6.0%
 Abbott Laboratories........................................  41,992   1,971,000
 Biomet, Inc. ..............................................  47,900   1,625,606
 Cardinal Health, Inc. .....................................  17,725   1,676,120
 Guidant Corp...............................................  19,200   1,468,800
                                                                     -----------
                                                                       6,741,526
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH GROWTH PORTFOLIO
                                             OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                              SHARES   VALUE+
                                                              ------ -----------
HEALTHCARE - CONTINUED
 MEDICAL SERVICES - 3.1%
 *Health Management Associates, Inc., Class A...............  79,500 $ 1,416,094
 *Quintiles Transnational Corp..............................  46,180   2,088,202
                                                                     -----------
                                                                       3,504,296
                                                                     -----------
 Total Healthcare...................................................  25,633,494
                                                                     -----------
MISCELLANEOUS - 4.1%
 MANUFACTURING DIVERSIFIED - 2.1%
 Tyco International Ltd. ...................................  38,630   2,392,646
                                                                     -----------
 WHOLESALERS - 2.0%
 *Costco Cos., Inc..........................................  39,365   2,235,194
                                                                     -----------
 Total Miscellaneous................................................   4,627,840
                                                                     -----------
TECHNOLOGY - 17.9%
 COMMUNICATION EQUIPMENT - 1.2%
 Lucent Technologies, Inc...................................  16,780   1,345,546
                                                                     -----------
 COMPUTER RELATED - 4.6%
 *Cisco Systems, Inc. ......................................  33,795   2,132,253
 Compaq Computer Corp.......................................  45,800   1,448,425
 *EMC Corp..................................................  25,500   1,641,563
                                                                     -----------
                                                                       5,222,241
                                                                     -----------
 COMPUTER SERVICES - 3.6%
 *America Online, Inc.......................................   4,400     559,075
 Automatic Data Processing, Inc. ...........................  13,200   1,027,125
 Computer Associates International, Inc. ...................  32,515   1,280,278
 *Compuware Corp. ..........................................  21,200   1,148,113
                                                                     -----------
                                                                       4,014,591
                                                                     -----------
 COMPUTER SOFTWARE - 7.3%
 *BMC Software, Inc.........................................  27,820   1,336,229
 *Fiserv, Inc. .............................................  32,695   1,522,361
 HBO & Co...................................................  72,960   1,912,920
 *Microsoft Corp............................................  16,585   1,756,455
 *Networks Associates, Inc..................................  41,600   1,769,300
                                                                     -----------
                                                                       8,297,265
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH GROWTH PORTFOLIO
                                             OCTOBER 31, 1998
-------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                             SHARES    VALUE+
                                                             ------ ------------
TECHNOLOGY - CONTINUED
 SEMICONDUCTOR - 1.2%
 Intel Corp................................................  15,315 $  1,366,385
                                                                    ------------
 Total Technology..................................................   20,246,028
                                                                    ------------
UTILITIES - 3.0%
 NATURAL GAS - 3.0%
 Columbia Gas System, Inc..................................  39,390    2,279,696
 Williams Cos., Inc........................................  40,855    1,120,959
                                                                    ------------
                                                                       3,400,655
                                                                    ------------
 TOTAL COMMON STOCKS (Cost $90,264,452)............................  110,014,139
                                                                    ------------

SHORT-TERM INVESTMENT - 2.8%

                                                           FACE
                                                          AMOUNT
                                                        ----------
REPURCHASE AGREEMENT - 2.8%
 Chase Securities, Inc. 4.90%, dated 10/30/98, due
  11/02/98, to be repurchased at $3,146,284,
  collateralized by U.S. Treasury Notes, 5.375-6.875%,
  due 5/31/99-2/15/04 , valued at $3,145,042 (Cost
  $3,145,000).........................................  $3,145,000    3,145,000
                                                                   ------------
 TOTAL INVESTMENTS - 100.3% (Cost $93,409,452)(a).................  113,159,139
                                                                   ------------
 OTHER ASSETS AND LIABILITIES (NET) - (0.3)%......................    (302,665)
                                                                   ------------
 NET ASSETS - 100%................................................ $112,856,474
                                                                   ============

  + See Note A to Financial Statements.
  * Non-Income Producing Security
(a) The cost for federal income tax purposes was $93,741,842. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $19,417,297. This consisted of aggregate gross unrealized appreciation for all securities of $21,654,795 and aggregate gross unrealized depreciation for all securities of $2,237,498.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                   SIRACH STRATEGIC BALANCED PORTFOLIO
                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 55.9%

                                                             SHARES    VALUE+
                                                             ------ ------------
CAPITAL GOODS - 2.8%
 CONSTRUCTION - 0.3%
 McDermott International, Inc..............................   7,500 $    219,844
                                                                    ------------
 ELECTRICAL EQUIPMENT - 1.4%
 General Electric Co.......................................  13,300    1,163,750
                                                                    ------------
 ENVIRONMENTAL - 1.1%
 Waste Management, Inc. ...................................  21,232      958,094
                                                                    ------------
 Total Capital Goods...............................................    2,341,688
                                                                    ------------
COMMUNICATION SERVICES - 4.6%
 TELECOMMUNICATION-CELLULAR WIRELESS - 1.1%
 *AirTouch Communications, Inc.............................  17,200      963,200
                                                                    ------------
 TELECOMMUNICATION-LONG DISTANCE - 2.6%
 *AT&T Corp. ..............................................  15,600      971,100
 *WorldCom, Inc. ..........................................  21,800    1,205,131
                                                                    ------------
                                                                       2,176,231
                                                                    ------------
 TELEPHONE - 0.9%
 ALLTEL Corp...............................................   2,200      102,987
 SBC Communications, Inc...................................  13,800      639,112
                                                                    ------------
                                                                         742,099
                                                                    ------------
 Total Communication Services......................................    3,881,530
                                                                    ------------
CONSUMER CYCLICAL - 7.6%
 OFFICE SUPPLES - 1.0%
 Pitney Bowes, Inc. .......................................  15,600      858,975
                                                                    ------------
 PRINTING/PUBLISHING - 0.7%
 Omnicom Group, Inc........................................  12,400      613,025
                                                                    ------------
 RETAIL DISCOUNT - 0.7%
 Family Dollar Stores, Inc. ...............................  32,900      596,312
                                                                    ------------
 RETAIL-GENERAL - 1.9%
 *Fred Meyer, Inc..........................................  22,200    1,183,537
 *Kohl's Corp. ............................................   8,300      396,844
                                                                    ------------
                                                                       1,580,381
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                   SIRACH STRATEGIC BALANCED PORTFOLIO
                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                             SHARES    VALUE+
                                                             ------ ------------
CONSUMER CYCLICAL - CONTINUED
 RETAIL-SPECIALTY - 3.3%
 Home Depot, Inc...........................................  28,200 $  1,226,700
 Lowe's Companies, Inc. ...................................  13,900      468,256
 *Office Depot, Inc. ......................................  12,200      305,000
 *Staples, Inc. ...........................................  25,550      832,770
                                                                    ------------
                                                                       2,832,726
                                                                    ------------
 Total Consumer Cyclical...........................................    6,481,419
                                                                    ------------
CONSUMER STAPLES - 6.5%
 BEVERAGES - 0.5%
 Coca Cola Co. ............................................   6,600      446,325
                                                                    ------------
 COSMETICS/TOILETRIES - 0.7%
 Procter & Gamble Co.......................................   6,500      577,688
                                                                    ------------
 FOOD PRODUCERS - 0.9%
 Bestfoods.................................................  13,500      735,750
                                                                    ------------
 FOOD RETAILERS - 2.6%
 *Safeway, Inc. ...........................................  34,700    1,659,094
 *Starbucks Corp. .........................................  13,200      572,962
                                                                    ------------
                                                                       2,232,056
                                                                    ------------
 HOUSEHOLD PROD/HOUSING - 1.0%
 Clorox Co. ...............................................   7,400      808,450
                                                                    ------------
 MEDIA - 0.8%
 Time Warner, Inc. ........................................   7,800      723,937
                                                                    ------------
 Total Consumer Staples............................................    5,524,206
                                                                    ------------
ENERGY - 0.9%
 OIL-SERVICES - 0.9%
 Schlumberger Ltd..........................................  14,100      740,250
                                                                    ------------
FINANCE - 6.7%
 BANKS - 2.6%
 BankAmerica Corp..........................................   8,373      480,924
 Chase Manhattan Corp......................................   8,600      488,588
 Citigroup, Inc. ..........................................  10,948      515,240
 U.S. Bancorp..............................................  20,700      755,550
                                                                    ------------
                                                                       2,240,302
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                   SIRACH STRATEGIC BALANCED PORTFOLIO
                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                             SHARES    VALUE+
                                                             ------ ------------
FINANCE - CONTINUED
 FINANCIAL SERVICES - 2.4%
 Fannie Mae................................................  16,300 $  1,154,244
 SunAmerica, Inc. .........................................  12,850      905,925
                                                                    ------------
                                                                       2,060,169
                                                                    ------------
 INSURANCE COMPANIES - 1.7%
 Allstate Corp. ...........................................  16,600      714,838
 American International Group, Inc.........................   4,500      383,625
 UNUM Corp.................................................   7,400      328,838
                                                                    ------------
                                                                       1,427,301
                                                                    ------------
 Total Finance.....................................................    5,727,772
                                                                    ------------
HEALTHCARE - 12.6%
 COMMERCIAL/CONSUMER SERVICES - 1.0%
 IMS Health, Inc...........................................  12,200      811,300
                                                                    ------------
 BIOMEDICAL/SPECIALTY PHARMACEUTICAL - 1.2%
 *Biogen, Inc..............................................   8,100      562,697
 *Genentech, Inc...........................................   6,300      451,238
                                                                    ------------
                                                                       1,013,935
                                                                    ------------
 DRUGS - 4.4%
 American Home Products Corp...............................   8,900      433,875
 Eli Lilly & Co. ..........................................   8,300      671,781
 Merck & Co., Inc..........................................   6,350      858,838
 Pfizer, Inc...............................................   7,900      847,769
 Schering-Plough Corp......................................   8,200      843,575
 *Watson Pharmaceuticals, Inc. ............................   2,000      111,250
                                                                    ------------
                                                                       3,767,088
                                                                    ------------
 DRUG STORES - 1.0%
 Rite Aid Corp.............................................  21,800      865,187
                                                                    ------------
 MEDICAL PRODUCTS/SUPPLIES - 3.3%
 Abbott Laboratories.......................................  16,098      755,600
 Biomet, Inc...............................................  20,800      706,550
 Cardinal Health, Inc. ....................................   8,500      803,781
 Guidant Corp. ............................................   6,900      527,850
                                                                    ------------
                                                                       2,793,781
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                   SIRACH STRATEGIC BALANCED PORTFOLIO
                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                              SHARES   VALUE+
                                                              ------ -----------
HEALTHCARE - CONTINUED
 MEDICAL SERVICES - 1.7%
 *Health Management Associates, Inc., Class A...............  31,750 $   565,547
 *Quintiles Transnational Corp. ............................  18,900     854,634
                                                                     -----------
                                                                       1,420,181
                                                                     -----------
 Total Healthcare...................................................  10,671,472
                                                                     -----------
INDUSTRIAL - 0.6%
 Williams Cos., Inc.........................................  18,300     502,106
                                                                     -----------
MISCELLANEOUS - 2.4%
 MANUFACTURING-DIVERSIFIED - 1.3%
 Tyco International Ltd.....................................  18,200   1,127,262
                                                                     -----------
 WHOLESALERS - 1.1%
 *Costco Companies, Inc. ...................................  16,200     919,856
                                                                     -----------
 Total Miscellaneous................................................   2,047,118
                                                                     -----------
TECHNOLOGY - 10.1%
 COMMUNICATION EQUIPMENT - 0.6%
 Lucent Technologies, Inc...................................   6,700     537,256
                                                                     -----------
 COMPUTER RELATED - 2.4%
 *Cisco Systems, Inc........................................  12,825     809,177
 Compaq Computer Corp.......................................  19,800     626,175
 *EMC Corp..................................................  10,000     643,750
                                                                     -----------
                                                                       2,079,102
                                                                     -----------
 COMPUTER SERVICES - 2.2%
 *America Online, Inc.......................................   1,900     241,419
 Automatic Data Processing, Inc.............................   5,500     427,969
 Computer Associates International, Inc.....................  17,350     683,156
 *Compuware Corp............................................   9,500     514,484
                                                                     -----------
                                                                       1,867,028
                                                                     -----------
 COMPUTER SOFTWARE - 4.2%
 *BMC Software, Inc. .......................................  11,300     542,753
 *Fiserv, Inc...............................................  11,850     551,766
 HBO & Co...................................................  29,800     781,319
 *Microsoft Corp............................................   8,300     879,022
 *Networks Associates, Inc. ................................  18,400     782,575
                                                                     -----------
                                                                       3,537,435
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                   SIRACH STRATEGIC BALANCED PORTFOLIO
                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                              SHARES   VALUE+
                                                              ------ -----------
TECHNOLOGY - CONTINUED
 SEMICONDUCTORS - 0.7%
 Intel Corp. ...............................................   6,500 $   579,922
                                                                     -----------
 Total Technology...................................................   8,600,743
                                                                     -----------
UTILITIES - 1.1%
 NATURAL GAS - 1.1%
 Columbia Gas System, Inc...................................  16,500     954,938
                                                                     -----------
 TOTAL COMMON STOCKS (Cost $39,387,981).............................  47,473,242
                                                                     -----------

CORPORATE BONDS AND NOTES - 16.6%

                              FACE
                             AMOUNT
                           ----------
FINANCIAL SERVICES - 5.8%
 ++Bear Stearns Co.,
  Inc., Series B, 5.459%,
  10/27/04...............  $1,100,000    1,086,922
 Boeing Capital Corp.
  5.95%, 10/15/03........     925,000      915,750
 #Jefferson-Pilot Capital
  Trust, 8.14%, 1/15/46..     750,000      794,063
 Lehman Brothers
  Holdings, Inc., 6.90%,
  3/30/01................   1,400,000    1,400,000
 ++Marine Midland Bank
  5.688%, 12/20/00.......     700,000      704,502
                                      ------------
                                         4,901,237
                                      ------------
INDUSTRIAL - 7.9%
 #American Trans Air,
  7.46%, 1/15/08.........   1,000,000    1,032,780
 Continental Cablevision,
  Inc., 11.00%, 6/1/07...   1,000,000    1,083,750
 News America Holdings,
  Inc., 7.75%, 12/1/45...   1,050,000    1,080,188
 Occidential Petroleum
  Corp., 11.125%,
  6/1/19.................     875,000      945,000
 Time Warner
  Entertainment Co.,
  8.375%, 3/15/23........   1,375,000    1,608,750
 Williams Cos., Inc.,
  6.50%, 8/1/06..........     950,000      963,063
                                      ------------
                                         6,713,531
                                      ------------
UTILITIES - 0.9%
 GG1B Funding Corp.
  7.43%, 1/15/11.........     758,013      803,479
                                      ------------
YANKEES - 2.0%
 ++Merita Bank Ltd.,
  6.03%, 12/1/05.........     850,000      853,764
 Province de Quebec,
  11.00%, 6/15/15........     750,000      841,875
                                      ------------
                                         1,695,639
                                      ------------
 TOTAL CORPORATE BONDS AND NOTES
  (Cost $13,782,364).................   14,113,886
                                      ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                   SIRACH STRATEGIC BALANCED PORTFOLIO
                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATION - 8.2%

                                                              FACE
                                                             AMOUNT     VALUE+
                                                           ---------- -----------
  Federal National Mortgage Association, Series 1997-41,
   Class D, REMIC, 7.25%, 1/18/19.......................   $1,150,000 $ 1,161,774
  Federal National Mortgage Association, Series 1996-28,
   Class A, Structured Collateral, 7.00%, 9/25/23.......    1,225,000   1,270,546
  GE Capital Mortgage Services, Inc., Series 1997-2,
   Class 1A2 PAC 1(11) 6.75%, 3/25/27...................      950,000     950,030
  Prudential Home Mortgage Securities Co., Series, 1994-
   1, Class A6, REMIC, PAC2 (22), 6.00%, 2/25/09........    1,150,000   1,148,497
  Residential Funding Mortgage, Series 1997-S12, Class
   A6, REMIC, 7.25%, 8/25/27............................    1,000,000   1,032,277
  Trust Investment Enhanced Return Securities, Series
   1997-7, 6.69%, 11/15/03..............................    1,400,000   1,409,464
                                                                      -----------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (Cost $6,765,141)................................................    6,972,588
                                                                      -----------

 ASSET BACKED SECURITIES - 6.6%
  Capital Equipment Receivables Trust, Series 1997-1,
   Class B, 6.45%, 8/15/02..............................      850,000     873,069
  Citibank Credit Card Master Trust I, Series 1997-6,
   Class A PO, 8/15/06..................................    1,675,000   1,202,978
  Metris Master Trust, Series 1997-1, Class A, 6.87%,
   10/20/05.............................................      600,000     631,592
  Northwest Airlines Corp., Series 1997-I, Class 1A,
   7.068%, 7/2/17.......................................      985,017     985,223
  Onyx Acceptance Grantor Trust, Series 1997-4, Class A,
   6.30%, 5/15/04.......................................    1,293,826   1,319,146
  Provident Bank Home Equity Loan Trust, Series 1997-1,
   Class A1, 7.18%, 4/25/13.............................      476,332     496,132
  The Money Store Home Equity Trust, Series 1995-B,
   Class A3, 6.65%, 1/15/16.............................      103,902     105,711
                                                                      -----------
  TOTAL ASSET BACKED SECURITIES (Cost $5,474,911)...................    5,613,851
                                                                      -----------
 U.S. TREASURY SECURITIES - 4.4%
 U.S. TREASURY BOND - 4.4%
  7.125%, 2/15/23 (Cost $3,505,455).....................    3,000,000   3,702,768
                                                                      -----------

 MORTGAGE-BACKED GNMA - 2.9%
  Government National Mortgage Association, 7.00%,
   5/15/24 Pool #376510 (Cost $2,263,384)...............    2,418,357   2,476,549
                                                                      -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                   SIRACH STRATEGIC BALANCED PORTFOLIO
                            OCTOBER 31, 1998
-------------------------------------------------------------------------------

MORTGAGE-BACKED FNMA - 1.7%

                                                           FACE
                                                          AMOUNT     VALUE+
                                                        ---------- -----------
  Federal National Mortgage Association, 6.50%,
   2/1/28, Pool #408248 (Cost $1,382,036).............  $1,397,197 $ 1,407,676
                                                                   -----------

 SHORT-TERM INVESTMENT - 3.7%
 REPURCHASE AGREEMENT - 3.7%
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/02/98, to be repurchased at $3,118,273,
   collateralized by U.S.Treasury Notes, 5.375-6.875%,
   due 5/31/99-2/15/04, valued at $3,117,042 (Cost
   $3,117,000)........................................   3,117,000   3,117,000
                                                                   -----------
  TOTAL INVESTMENTS - 100.0% (Cost $75,678,272)(a)................  84,877,560
                                                                   -----------
  OTHER ASSETS AND LIABILITIES (NET) - 0.00%......................      (1,175)
                                                                   -----------
  NET ASSETS - 100%............................................... $84,876,385
                                                                   ===========

    + See Note A to Financial Statements.
   ++ Variable/floating rate security-rate disclosed is as of October 31,
      1998.
    * Non-Income Producing Security
    # 144A Security; certain conditions for public resale may exist.
  PAC Planned Amortization Class
   PO Principal Only
REMIC Real Estate Mortgage Investment Conduit
  (a) The cost for federal income tax purposes was $75,809,338. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $9,068,222. This consisted of aggregate gross unrealized apprecia-tion for all securities of $10,093,453 and aggregate gross unrealized depreciation for all securities of $1,025,231.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       SIRACH BOND PORTFOLIO
                                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
CORPORATE BONDS AND NOTES - 49.2%

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------
FINANCE - 17.8%
 Archstone Communities Trust, 6.81%, 10/19/00........... $1,000,000 $   998,750
 Conseco Financing Trust II, 8.70%, 11/15/26............  1,000,000   1,012,606
 ++Donaldson, Lufkin & Jenrette, 5.75%, 9/18/02.........  1,500,000   1,492,500
 Heller Financial, Inc., Series H, 6.52%, 12/6/99.......  1,500,000   1,521,247
 #HSBC America Capital Trust, 7.808%, 12/15/26..........    900,000     787,500
 Lehman Brothers Holdings, Inc., 6.375%, 10/23/00.......  1,000,000   1,007,082
 Mellon Residential Funding Corp., Series 1998-1, Class
  A4, 6.50%, 2/25/28....................................  1,000,000     994,380
 Provident Cos., Inc., 7.405%, 3/15/38..................  1,000,000     990,000
 Salomon, Inc., 6.50%, 3/1/00...........................  1,325,000   1,344,875
 Spieker Properties, Inc., 6.65%, 12/15/00..............  1,300,000   1,302,094
                                                                    -----------
                                                                     11,451,034
                                                                    -----------
INDUSTRIAL - 12.6%
 #American Trans Air, 7.46%, 1/15/08....................  1,000,000   1,032,780
 Continental Cablevision, Inc., 11.00%, 6/1/07..........  1,000,000   1,083,750
 DeepTech International, Inc., 12.00%, 12/15/00.........  1,000,000   1,100,000
 News America Holdings, Inc., 7.75%, 12/1/45............  1,500,000   1,543,125
 Time Warner Entertainment Co., 8.375%, 3/15/23.........  1,560,000   1,825,200
 Williams Co., Inc., 6.50%, 8/1/06......................  1,500,000   1,520,625
                                                                    -----------
                                                                      8,105,480
                                                                    -----------
INSURANCE - 5.0%
 #American Annuity Capital Trust, 7.25%, 9/25/01........  1,100,000   1,144,180
 #Farmers Exchange Capital, 7.20%, 7/15/48..............  1,000,000     938,750
 #USF&G Capital Corp., 8.312%, 7/01/46..................  1,000,000   1,152,500
                                                                    -----------
                                                                      3,235,430
                                                                    -----------
UTILITIES - 10.7%
 Boston Edison Company, 6.05%, 8/15/00..................    450,000     457,875
 DQU II Funding, 8.70%, 6/1/16..........................  1,500,000   1,678,125
 Great Lakes Power, Inc., 8.90%, 12/1/99................  1,250,000   1,295,313
 Gulf States Utilities Co., Series 99B, 7.46%, 11/1/99..  1,400,000   1,428,000
 United Illuminating Co., 6.20%, 1/15/99................    400,000     400,500
 Worldcom, Inc., 8.875%, 1/15/06........................  1,500,000   1,644,375
                                                                    -----------
                                                                      6,904,188
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       SIRACH BOND PORTFOLIO
                                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES - CONTINUED

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------
 YANKEES - 3.1%
  #Hutchison Whampoa, 7.45%, 8/1/17....................  $  750,000 $   597,188
  Norsk Hydro ASA, 7.75%, 6/15/23......................   1,300,000   1,417,000
                                                                    -----------
                                                                      2,014,188
                                                                    -----------
  TOTAL CORPORATE BONDS (Cost $31,881,275)........................   31,710,320
                                                                    -----------

 U.S. TREASURY SECURITIES - 18.3%
 U.S. TREASURY BOND - 7.2%
  7.125%, 2/15/23......................................   3,750,000   4,628,460
                                                                    -----------
 U.S. TREASURY NOTES - 11.1%
  6.25%, 10/31/01......................................   2,250,000   2,368,176
  7.875%, 11/15/04.....................................   1,300,000   1,526,540
  7.00%, 7/15/06.......................................   2,825,000   3,252,526
                                                                    -----------
                                                                      7,147,242
                                                                    -----------
  TOTAL U.S. TREASURY SECURITIES (Cost $11,483,379)...............   11,775,702
                                                                    -----------

 COLLATERALIZED MORTGAGE OBLIGATIONS - 9.8%
  Bear Stearns Mortgage Securities, Inc., Series 1998-
   1, Class 2A2, REMIC, 6.35%, 3/25/28.................   1,000,000     999,730
  Prudential Home Mortgage Securities Co., Series 1994-
   1,
   Class A6, REMIC, PAC-2(22), 6.00%, 2/25/09..........   1,350,000   1,348,236
  Residential Funding Mortgage Securities, Inc., Series
   1997-S9, Class A14, REMIC, 7.50%, 7/25/27...........   1,000,000   1,013,552
  Residential Funding Mortgage Securities, Inc., Series
   1997-S9, Class A19, REMIC, 7.10%, 7/25/27...........   1,200,000   1,248,999
  Tiers Trust Chamt, 1997-7, 6.688%, 11/15/03..........   1,700,000   1,711,492
                                                                    -----------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,212,541).....    6,322,009
                                                                    -----------

 ASSET-BACKED SECURITIES - 10.1%
  Americredit Automobile Receivables Trust, Series
   1997-B,
   Class A2, 6.36%, 9/12/00............................     454,363     456,703
  Continental Mortgage Home Equity Loan Trust, Series
   1996-4, Class A4, 6.37%, 10/15/11...................     931,529     953,186
  Discover Card Master Trust I, Series 1993-2, Class A,
   5.40%, 11/16/01.....................................     875,000     875,509
  Metris Master Trust, Series 1997-1, Class A, 6.87%,
   10/20/05............................................   1,500,000   1,562,805
  Onyx Acceptance Grantor Trust, 1997-4, Class A,
   6.30%, 5/15/04......................................   1,078,188   1,091,320
  Salomon Brothers Mortgage Securities VII, Series
   1997-LB6, Class A6, 6.82%, 11/25/27.................   1,500,000   1,553,751
                                                                    -----------
  TOTAL ASSET BACKED SECURITIES (Cost $6,374,755).................    6,493,274
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       SIRACH BOND PORTFOLIO
                                                OCTOBER 31, 1998
-------------------------------------------------------------------------------

MORTGAGE PASS-THROUGHS - 6.9%

                                                             FACE
                                                            AMOUNT     VALUE+
                                                          ---------- -----------
  Federal Home Loan Mortgage Corporation Gold, Pool
   #C90205, 6.00%, 12/1/17..............................  $1,249,219 $ 1,247,258
  Federal Home Loan Mortgage Corporation Gold, Pool
   #G10431, 6.50%, 1/1/11...............................     972,140     986,722
  Federal National Mortgage Association Pool #408248,
   6.50%, 2/1/28........................................   1,349,018   1,359,136
  Saxon Mortgage Securities Corp., Series 1994-9B, Class
   2A, REMIC, 7.00%, 7/25/09............................     885,886     886,782
                                                                     -----------
  TOTAL MORTGAGE PASS-THROUGHS (Cost $4,405,218 )..................    4,479,898
                                                                     -----------

 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.5%
  7.40%, 7/1/04 (Cost $2,233,299).......................   2,000,000   2,269,872
                                                                     -----------

 SHORT-TERM INVESTMENT - 1.3%
 REPURCHASE AGREEMENT - 1.3%
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/02/98, to be repurchased at $861,352,
   collateralized by U.S.Treasury Notes, 5.375-6.875% ,
   due 5/31/99-2/15/04 , valued at $861,012
   (Cost $861,000)......................................     861,000     861,000
                                                                     -----------
  TOTAL INVESTMENTS - 99.1% (Cost $63,451,467)(a)..................   63,912,075
                                                                     -----------
  OTHER ASSETS AND LIABILITIES (NET) - 0.9%........................      570,880
                                                                     -----------
  NET ASSETS - 100%................................................  $64,482,955
                                                                     ===========

    + See Note A to Financial Statements.
   ++ Variable/Floating Rate Security--rate disclosed is as of October 31,
      1998.
    # 144A Security; certain conditions for public resale may exist.
  PAC Planned Amortization Class
REMIC Real Estate Mortgage Investment Conduit
  (a) The cost for federal income tax purposes was $63,472,885. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $439,190. This consisted of aggregate gross unrealized appreciation for all securities of $880,843 and aggregate gross unrealized depreciation for all securities of $441,653.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      SIRACH EQUITY PORTFOLIO
                                               OCTOBER 31, 1998
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 94.2%

                                                              SHARES   VALUE+
                                                              ------ -----------
CAPITAL GOODS - 4.8%
 CONSTRUCTION - 0.4%
 McDermott International, Inc. .............................   5,700 $   167,081
                                                                     -----------
 ELECTRICAL EQUIPMENT - 2.6%
 General Electric Co........................................  11,400     997,500
                                                                     -----------
 ENVIRONMENTAL - 1.8%
 Waste Management, Inc......................................  14,752     665,684
                                                                     -----------
 Total Capital Goods................................................   1,830,265
                                                                     -----------
COMMUNICATION SERVICES - 7.6%
 TELECOMMUNICATION-CELLULAR WIRELESS - 1.8%
 *AirTouch Communications, Inc..............................  11,900     666,400
                                                                     -----------
 TELECOMMUNICATION-LONG DISTANCE - 4.3%
 *AT&T Corp.................................................  11,500     715,875
 *MCI WorldCom, Inc. .......................................  16,500     912,141
                                                                     -----------
                                                                       1,628,016
                                                                     -----------
 TELEPHONE - 1.5%
 ALLTEL Corp. ..............................................   1,700      79,581
 SBC Communications, Inc. ..................................  10,400     481,650
                                                                     -----------
                                                                         561,231
                                                                     -----------
 Total Communication Services.......................................   2,855,647
                                                                     -----------
CONSUMER CYCLICAL - 12.6%
 OFFICE SUPPLES - 1.7%
 Pitney Bowes, Inc..........................................  11,700     644,231
                                                                     -----------
 PRINTING/PUBLISHING - 1.2%
 Omnicom Group, Inc. .......................................   9,300     459,769
                                                                     -----------
 RETAIL-DISCOUNT - 1.2%
 Family Dollar Stores, Inc..................................  24,400     442,250
                                                                     -----------
 RETAIL-GENERAL - 3.1%
 *Fred Meyer, Inc...........................................  16,600     884,988
 *Kohl's Corp...............................................   6,300     301,219
                                                                     -----------
                                                                       1,186,207
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      SIRACH EQUITY PORTFOLIO
                                               OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                              SHARES   VALUE+
                                                              ------ -----------
 RETAIL-SPECIALTY - 5.4%
 Home Depot, Inc............................................  19,200 $   835,200
 Lowe's Companies, Inc. ....................................  10,500     353,719
 *Office Depot, Inc.........................................   9,150     228,750
 *Staples, Inc. ............................................  19,125     623,355
                                                                     -----------
                                                                       2,041,024
                                                                     -----------
 Total Consumer Cyclical............................................   4,773,481
                                                                     -----------
CONSUMER STAPLES - 10.0%
 BEVERAGES - 0.9%
 Coca Cola Co. .............................................   5,100     344,887
                                                                     -----------
 COSMETICS/TOILETRIES - 1.2%
 Procter & Gamble Co........................................   4,900     435,487
                                                                     -----------
 FOOD PRODUCERS - 1.4%
 Bestfoods..................................................   9,900     539,550
                                                                     -----------
 FOOD RETAILERS - 3.5%
 *Safeway, Inc. ............................................  18,400     879,750
 *Starbucks Corp. ..........................................  10,100     438,403
                                                                     -----------
                                                                       1,318,153
                                                                     -----------
 HOUSEHOLD PRODUCTS/HOUSING - 1.6%
 Clorox Co. ................................................   5,400     589,950
                                                                     -----------
 MEDIA - 1.4%
 Time Warner, Inc. .........................................   5,900     547,594
                                                                     -----------
 Total Consumer Staples.............................................   3,775,621
                                                                     -----------
ENERGY - 1.6%
 OIL SERVICES - 1.6%
 Schlumberger Ltd...........................................  11,250     590,625
                                                                     -----------
FINANCE - 11.1%
 BANKS - 4.4%
 BankAmerica Corp...........................................   5,375     308,727
 Chase Manhattan Corp.......................................   6,700     380,644
 Citigroup, Inc. ...........................................   9,249     435,281
 U.S. Bancorp...............................................  14,850     542,025
                                                                     -----------
                                                                       1,666,677
                                                                     -----------
 FINANCIAL SERVICES - 4.0%
 Fannie Mae.................................................  12,100     856,831
 SunAmerica, Inc............................................   9,500     669,750
                                                                     -----------
                                                                       1,526,581
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      SIRACH EQUITY PORTFOLIO
                                               OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                               SHARES   VALUE+
                                                               ------ ----------
 INSURANCE COMPANIES - 2.7%
 Allstate Corp...............................................  12,500 $  538,281
 American International Group, Inc...........................   3,137    267,429
 UNUM Corp...................................................   5,200    231,075
                                                                      ----------
                                                                       1,036,785
                                                                      ----------
 Total Finance.......................................................  4,230,043
                                                                      ----------
HEALTHCARE - 22.1%
 BIO-MEDICAL/SPECIALTY PHARMACEUTICALS - 2.0%
 *Biogen, Inc. ..............................................   5,900    409,866
 *Genentech, Inc. ...........................................   4,800    343,800
                                                                      ----------
                                                                         753,666
                                                                      ----------
 COMMERCIAL/CONSUMER SERVICES - 1.6%
 IMS Health, Inc.............................................   9,250    615,125
                                                                      ----------
 DRUGS - 8.2%
 American Home Products Corp.................................   6,600    321,750
 Lilly (Eli) & Co. ..........................................   6,800    550,375
 Merck & Co., Inc. ..........................................   4,750    642,437
 Pfizer, Inc.................................................   6,050    649,241
 Schering-Plough Corp. ......................................   7,950    817,856
 *Watson Pharmaceuticals, Inc................................   2,500    139,062
                                                                      ----------
                                                                       3,120,721
                                                                      ----------
 DRUG STORES - 1.7%
 Rite Aid Corp. .............................................  16,400    650,875
                                                                      ----------
 MEDICAL PRODUCTS/SUPPLIES - 5.6%
 Abbott Laboratories.........................................  11,900    558,556
 Biomet, Inc. ...............................................  16,200    550,294
 Cardinal Health, Inc........................................   6,675    631,205
 Guidant Corp................................................   5,200    397,800
                                                                      ----------
                                                                       2,137,855
                                                                      ----------
 MEDICAL SERVICES - 3.0%
 *Health Management Associates, Inc., Class A................  26,200    466,687
 *Quintiles Transnational Corp...............................  14,800    669,238
                                                                      ----------
                                                                       1,135,925
                                                                      ----------
 Total Healthcare............................................          8,414,167
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      SIRACH EQUITY PORTFOLIO
                                               OCTOBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS - CONTINUED

                                                              SHARES   VALUE+
                                                              ------ -----------
MISCELLANEOUS - 3.9%
 MANUFACTURING DIVERSIFIED - 2.0%
 Tyco International Ltd. ...................................  12,500 $   774,219
                                                                     -----------
 WHOLESALERS - 1.9%
 *Costco Cos., Inc. ........................................  12,800     726,800
                                                                     -----------
 Total Miscellaneous................................................   1,501,019
                                                                     -----------
TECHNOLOGY - 17.5%
 COMMUNICATION EQUIPMENT - 1.1%
 Lucent Technologies, Inc...................................   5,100     408,956
                                                                     -----------
 COMPUTER RELATED - 4.2%
 *Cisco Systems, Inc. ......................................  10,462     660,087
 Compaq Computer Corp. .....................................  14,800     468,050
 *EMC Corp..................................................   7,500     482,812
                                                                     -----------
                                                                       1,610,949
                                                                     -----------
 COMPUTER SERVICES - 3.5%
 *America Online, Inc.......................................   1,400     177,887
 Automatic Data Processing, Inc. ...........................   4,200     326,813
 Computer Associates International, Inc. ...................  10,775     424,266
 *Compuware Corp. ..........................................   7,200     389,925
                                                                     -----------
                                                                       1,318,891
                                                                     -----------
 COMPUTER SOFTWARE - 7.5%
 *BMC Software, Inc.........................................   8,300     398,659
 *Fiserv, Inc. .............................................   9,900     460,969
 HBO & Co...................................................  24,400     639,737
 *Microsoft Corp. ..........................................   7,300     773,116
 *Networks Associates, Inc..................................  13,200     561,413
                                                                     -----------
                                                                       2,833,894
                                                                     -----------
 SEMICONDUCTORS - 1.2%
 Intel Corp.................................................   5,100     455,016
                                                                     -----------
 Total Technology...........................................           6,627,706
                                                                     -----------
UTILITIES - 3.0%
 NATURAL GAS - 3.0%
 Columbia Gas System, Inc...................................  12,975     750,928
 Williams Cos., Inc. .......................................  13,550     371,778
                                                                     -----------
                                                                       1,122,706
                                                                     -----------
 TOTAL COMMON STOCKS (Cost $28,519,644).....................          35,721,280
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                       SIRACH EQUITY PORTFOLIO
                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 5.7%

                                                          FACE
                                                         AMOUNT     VALUE+
                                                       ---------- -----------
 REPURCHASE AGREEMENT - 5.7%
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/02/98, to be repurchased at $2,176,889,
   collateralized by U.S. Treasury Notes, 5.375-
   6.875%, due 5/31/99-2/15/04, valued at $2,176,029
   (Cost $2,176,000).................................  $2,176,000 $ 2,176,000
                                                                  -----------
  TOTAL INVESTMENTS - 99.9% (Cost $30,695,644)(a)................  37,897,280
                                                                  -----------
  OTHER ASSETS AND LIABILITIES (NET) - 0.1%......................      41,659
                                                                  -----------
  NET ASSETS - 100%.............................................. $37,938,939
                                                                  ===========

  + See Note A to Financial Statements.
  * Non-Income Producing Security
(a) The cost for federal income tax purposes was $30,789,963. At October 31,1998, net unrealized appreciation for all securities based on tax cost was $7,107,317. This consisted of aggregate gross unrealized appreciation for all securities of $7,669,430 and aggregate gross unrealized deprecia-tion for all securities of $562,113.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              SIRACH PORTFOLIOS
                                                       OCTOBER 31, 1998
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                         SIRACH
                                                        SPECIAL       SIRACH
                                                         EQUITY       GROWTH
                                                       PORTFOLIO    PORTFOLIO
                                                      ------------ ------------
ASSETS
Investments, at Cost................................. $159,132,529 $ 93,409,452
                                                      ============ ============
Investments, at Value (Including Repurchase
 Agreements of $20,170,000 and $3,145,000,
 respectively)....................................... $161,954,623 $113,159,139
Cash.................................................          431          391
Receivable for Investments Sold......................    1,484,535    1,395,263
Receivable due from Investment Adviser--Note B.......          --           --
Dividends Receivable.................................        9,625       69,913
Receivable for Portfolio Shares Sold.................       53,792      234,554
Interest Receivable..................................        5,491          856
Other Assets.........................................        4,950        2,711
                                                      ------------ ------------
 Total Assets........................................  163,513,447  114,862,827
                                                      ------------ ------------
LIABILITIES
Payable for Investments Purchased....................    4,333,652    1,232,312
Payable for Portfolio Shares Redeemed................    2,660,598      647,271
Payable for Investment Advisory Fees--Note B.........       88,504       59,363
Payable for Administrative Fees--Note C..............       28,151       18,800
Payable for Custodian Fees--Note D...................       14,530        4,190
Payable for Distribution Fees--Note E................          376        5,628
Payable for Account Service Fees--Note F.............        3,171        7,962
Payable for Directors' Fees--Note G..................        1,129          887
Other Liabilities....................................       52,841       29,940
                                                      ------------ ------------
 Total Liabilities...................................    7,182,952    2,006,353
                                                      ------------ ------------
NET ASSETS........................................... $156,330,495 $112,856,474
                                                      ============ ============
NET ASSETS CONSIST OF:
Paid in Capital...................................... $116,112,095 $ 74,196,295
Undistributed Net Investment Income..................          --           --
Accumulated Net Realized Gain........................   37,396,306   18,910,492
Unrealized Appreciation..............................    2,822,094   19,749,687
                                                      ------------ ------------
NET ASSETS........................................... $156,330,495 $112,856,474
                                                      ============ ============
INSTITUTIONAL CLASS SHARES
NET ASSETS........................................... $154,373,170 $ 84,423,402
 Shares Issued and Outstanding ($0.001 par value)+...   15,306,246    6,134,758
Net Asset Value, Offering, and Redemption Price Per
 Share...............................................       $10.09       $13.76
                                                            ======       ======
INSTITUTIONAL SERVICE CLASS SHARES
NET ASSETS........................................... $  1,957,325 $ 28,433,072
 Shares Issued and Outstanding ($0.001 par value)
  (Authorized 10,000,000)............................      195,269    2,069,884
Net Asset Value, Offering, and Redemption Price Per
 Share...............................................       $10.02       $13.74
                                                            ======       ======

+ Authorized Institutional Class Shares
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                              SIRACH PORTFOLIOS
                                                       OCTOBER 31, 1998
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED

                                               SIRACH
                                              STRATEGIC    SIRACH      SIRACH
                                              BALANCED      BOND       EQUITY
                                              PORTFOLIO   PORTFOLIO   PORTFOLIO
                                             ----------- ----------- -----------
ASSETS
Investments, at Cost.......................  $75,678,272 $63,451,467 $30,695,644
                                             =========== =========== ===========
Investments, at Value (Including Repurchase
 Agreements of $3,117,000, $861,000 and
 $2,176,000, respectively).................  $84,877,560 $63,912,075 $37,897,280
Cash.......................................        1,035         457         543
Receivable for Investments Sold............      620,269         --      439,246
Receivable due from Investment Adviser--
 Note B....................................          --       31,011         --
Dividends Receivable.......................       29,397         --       21,945
Receivable for Portfolio Shares Sold.......       44,860      44,763      13,365
Interest Receivable........................      397,465   1,056,265         593
Other Assets...............................        1,905       1,141         831
                                             ----------- ----------- -----------
 Total Assets..............................   85,972,491  65,045,712  38,373,803
                                             ----------- ----------- -----------
LIABILITIES
Payable for Investments Purchased..........      461,350         --      374,889
Payable for Portfolio Shares Redeemed......      531,051     501,391      19,874
Payable for Investment Advisory Fees--Note
 B.........................................       45,338         --        2,077
Payable for Administrative Fees--Note C....       18,630      12,143      11,646
Payable for Custodian Fees--Note D.........        7,063       3,005       1,919
Payable for Distribution Fees--Note E......           86         239         --
Payable for Account Service Fees--Note F...        3,148         --          --
Payable for Directors' Fees--Note G........          773         712         680
Other Liabilities..........................       28,667      45,267      23,779
                                             ----------- ----------- -----------
 Total Liabilities.........................    1,096,106     562,757     434,864
                                             ----------- ----------- -----------
NET ASSETS.................................  $84,876,385 $64,482,955 $37,938,939
                                             =========== =========== ===========
NET ASSETS CONSIST OF:
Paid in Capital............................  $70,591,213 $62,914,504 $30,181,496
Undistributed Net Investment Income........      272,068     420,138         --
Accumulated Net Realized Gain..............    4,813,816     687,705     555,807
Unrealized Appreciation....................    9,199,288     460,608   7,201,636
                                             ----------- ----------- -----------
NET ASSETS.................................  $84,876,385 $64,482,955 $37,938,939
                                             =========== =========== ===========
INSTITUTIONAL CLASS SHARES
NET ASSETS.................................  $84,521,900 $63,409,303 $37,938,939
 Shares Issued and Outstanding ($0.001 par
  value)+..................................    7,309,768   6,129,389   2,433,815
Net Asset Value, Offering, and Redemption
 Price Per Share...........................       $11.56      $10.35      $15.59
                                                  ======      ======      ======
INSTITUTIONAL SERVICE CLASS SHARES
NET ASSETS.................................  $   354,485 $ 1,073,652 $       --
 Shares Issued and Outstanding ($0.001 par
  value) (Authorized 10,000,000)...........       30,735     103,893         --
Net Asset Value, Offering, and Redemption
 Price Per Share...........................       $11.53      $10.33      $  --
                                                  ======      ======      ======

+ Authorized Institutional Class Shares
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                               SIRACH PORTFOLIOS
                                        YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                               SIRACH                    SIRACH
                              SPECIAL       SIRACH     STRATEGIC     SIRACH      SIRACH
                               EQUITY       GROWTH      BALANCED      BOND       EQUITY
                             PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                            ------------  -----------  ----------  ----------  ----------
INVESTMENT INCOME
Dividends.................  $    255,210  $   833,315  $  291,938  $      --   $  234,635
Interest..................       543,248      712,857   2,634,615   3,365,823      62,438
                            ------------  -----------  ----------  ----------  ----------
 TOTAL INCOME.............       798,458    1,546,172   2,926,553   3,365,823     297,073
                            ------------  -----------  ----------  ----------  ----------
EXPENSES
Investment Advisory Fees -
  Note B..................     1,849,841      942,815     560,700     182,632     235,412
Administrative Fees - Note
 C........................       358,557      199,766     162,819      86,660      93,669
Custodian Fees - Note D...        55,826       19,410      26,527      11,138       8,626
Distribution and Service
 Plan Fees -  Note E......         5,418       71,210       1,001       2,161         --
Account Service Fees -
  Note F..................        19,608       56,691      23,551       5,960       3,903
Directors' Fees - Note G..         5,876        4,231       3,407       2,940       2,992
Audit Fees................        28,060       16,676      19,591      17,051      12,437
Legal Fees................        21,070       10,906       5,789       5,651       2,165
Printing Fees.............        11,287       11,325      11,546       7,112       8,212
Registration and Filing
 Fees.....................        25,531       30,452      41,492     101,118      30,832
Shareholder Servicing
 Fees.....................        10,384        3,516       3,570      57,386      32,966
Other Expenses............        34,687       18,165       9,667       6,311       5,556
Account Services Fees
 Waived -
 Note F...................           --           --          --       (5,960)     (3,903)
Investment Advisory Fees
 Waived -
 Note B...................           --           --          --     (182,632)   (105,815)
Expenses Assumed by the
 Adviser -  Note B........           --           --          --      (30,842)        --
                            ------------  -----------  ----------  ----------  ----------
 Net Expenses Before
  Expense Offset..........     2,426,145    1,385,163     869,660     266,686     327,052
                            ------------  -----------  ----------  ----------  ----------
Expense Offset - Note A...        (2,948)      (5,596)     (1,802)     (3,572)       (899)
                            ------------  -----------  ----------  ----------  ----------
 Net Expenses After
  Expense Offset..........     2,423,197    1,379,567     867,858     263,114     326,153
                            ------------  -----------  ----------  ----------  ----------
NET INVESTMENT INCOME
 (LOSS)...................    (1,624,739)     166,605   2,058,695   3,102,709     (29,080)
                            ------------  -----------  ----------  ----------  ----------
NET REALIZED GAIN ON
 INVESTMENTS..............    38,043,993   20,835,174   4,867,443     689,452     605,021
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS...........   (61,555,586)  (1,912,689)  1,113,807     460,608   3,895,050
                            ------------  -----------  ----------  ----------  ----------
NET GAIN (LOSS) ON
 INVESTMENTS..............   (23,511,593)  18,922,485   5,981,250   1,150,060   4,500,071
                            ------------  -----------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS...............  $(25,136,332) $19,089,090  $8,039,945  $4,252,769  $4,470,991
                            ============  ===========  ==========  ==========  ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                    YEAR ENDED     YEAR ENDED
                                                    OCTOBER 31,    OCTOBER 31,
                                                       1998           1997
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Loss.............................  $  (1,624,739) $  (2,126,807)
 Net Realized Gain...............................     38,043,993     59,936,569
 Net Change in Unrealized
  Appreciation/Depreciation......................    (61,555,586)   (22,635,983)
                                                   -------------  -------------
 Net Increase (Decrease) in Net Assets Resulting
  from Operations................................    (25,136,332)    35,173,779
                                                   -------------  -------------
DISTRIBUTIONS:
Net Realized Gain
 Institutional Class.............................    (59,156,378)   (94,454,824)
 Institutional Service Class.....................       (398,575)      (230,305)
                                                   -------------  -------------
 Total Distributions.............................    (59,554,953)   (94,685,129)
                                                   -------------  -------------
CAPITAL SHARE TRANSACTIONS (NOTE K):
Institutional Class:
 Issued..........................................    330,791,167    518,941,786
 In Lieu of Cash Distributions...................     58,860,916     92,086,326
 Redeemed........................................   (519,779,216)  (624,309,111)
                                                   -------------  -------------
 Net Decrease from Institutional Class Shares....   (130,127,133)   (13,280,999)
                                                   -------------  -------------
Institutional Service Class:
 Issued..........................................        830,037      2,413,514
 In Lieu of Cash Distributions...................        398,575        230,305
 Redeemed........................................       (486,635)    (1,777,851)
                                                   -------------  -------------
 Net Increase from Institutional Service Class
  Shares.........................................        741,977        865,968
                                                   -------------  -------------
 Net Decrease from Capital Share Transactions....   (129,385,156)   (12,415,031)
                                                   -------------  -------------
 Total Decrease..................................   (214,076,441)   (71,926,381)
NET ASSETS:
 Beginning of Period.............................    370,406,936    442,333,317
                                                   -------------  -------------
 End of Period (including undistributed net
  investment income of $0 and $0, respectively)..  $ 156,330,495  $ 370,406,936
                                                   =============  =============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,
                                                         1998          1997
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................  $    166,605  $  1,207,031
 Net Realized Gain.................................    20,835,174    32,422,800
 Net Change in Unrealized
  Appreciation/Depreciation........................    (1,912,689)    6,913,248
                                                     ------------  ------------
 Net Increase in Net Assets Resulting from
  Operations.......................................    19,089,090    40,543,079
                                                     ------------  ------------
DISTRIBUTIONS:
Net Investment Income:
 Institutional Class...............................      (327,580)   (1,170,706)
 Institutional Service Class.......................       (32,918)     (131,548)
Net Realized Gain
 Institutional Class...............................   (27,119,785)  (18,774,806)
 Institutional Service Class.......................    (5,143,497)   (2,206,978)
                                                     ------------  ------------
 Total Distributions...............................   (32,623,780)  (22,284,038)
                                                     ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE K):
Institutional Class:
 Issued............................................    26,915,879    27,280,256
 In Lieu of Cash Distributions.....................    24,820,054    19,113,553
 Redeemed..........................................   (88,475,844)  (57,746,105)
                                                     ------------  ------------
 Net Decrease from Institutional Class Shares......   (36,739,911)  (11,352,296)
                                                     ------------  ------------
Institutional Service Class:
 Issued............................................     8,555,791    13,498,163
 In Lieu of Cash Distributions.....................     5,176,415     2,338,526
 Redeemed..........................................    (8,659,469)   (8,103,907)
                                                     ------------  ------------
 Net Increase from Institutional Service Class
  Shares...........................................     5,072,737     7,732,782
                                                     ------------  ------------
 Net Decrease from Capital Share Transactions......   (31,667,174)   (3,619,514)
                                                     ------------  ------------
 Total Increase (Decrease).........................   (45,201,864)   14,639,527
NET ASSETS:
 Beginning of Period...............................   158,058,338   143,418,811
                                                     ------------  ------------
 End of Period (including undistributed net
  investment income of $0 and $155,688,
  respectively)....................................  $112,856,474  $158,058,338
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,
                                                         1998          1997
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................  $  2,058,695  $  2,584,283
 Net Realized Gain.................................     4,867,443    12,346,754
 Net Change in Unrealized
  Appreciation/Depreciation........................     1,113,807     1,157,105
                                                     ------------  ------------
 Net Increase in Net Assets Resulting from
  Operations.......................................     8,039,945    16,088,142
                                                     ------------  ------------
DISTRIBUTIONS:
Net Investment Income:
 Institutional Class...............................    (2,116,253)   (2,609,834)
 Institutional Service Class.......................        (8,822)       (7,305)
Net Realized Gain
 Institutional Class...............................   (12,114,555)   (9,238,271)
 Institutional Service Class.......................       (42,005)          --
                                                     ------------  ------------
 Total Distributions...............................   (14,281,635)  (11,855,410)
                                                     ------------  ------------
CAPITAL SHARE TRANSACTIONS - (NOTE K):
Institutional Class:
 Issued............................................    23,404,295    16,651,416
 In Lieu of Cash Distributions.....................    13,444,041    11,748,811
 Redeemed..........................................   (32,302,776)  (29,827,011)
                                                     ------------  ------------
 Net Increase (Decrease) from Institutional Class
  Shares...........................................     4,545,560    (1,426,784)
                                                     ------------  ------------
Institutional Service Class*:
 Issued............................................       190,070       686,936
 In Lieu of Cash Distributions.....................        48,697         7,305
 Redeemed..........................................      (248,439)     (348,012)
                                                     ------------  ------------
 Net Increase (Decrease) from Institutional Service
  Class Shares.....................................        (9,672)      346,229
                                                     ------------  ------------
 Net Increase (Decrease) from Capital Share
  Transactions.....................................     4,535,888    (1,080,555)
                                                     ------------  ------------
 Total Increase (Decrease).........................    (1,705,802)    3,152,177
NET ASSETS:
 Beginning of Period...............................    86,582,187    83,430,010
                                                     ------------  ------------
 End of Period (including undistributed net
  investment income of $272,068 and $318,361,
  respectively)....................................  $ 84,876,385  $ 86,582,187
                                                     ============  ============

*Initial offering of Institutional Service Class Shares began on March 7, 1997. The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                  NOVEMBER 3,
                                                                    1997+ TO
                                                                  OCTOBER 31,
                                                                      1998
                                                                  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..........................................  $  3,102,709
 Net Realized Gain..............................................       689,452
 Net Change in Unrealized Appreciation/Depreciation.............       460,608
                                                                  ------------
 Net Increase in Net Assets Resulting from Operations...........     4,252,769
                                                                  ------------
DISTRIBUTIONS:
Net Investment Income:
 Institutional Class............................................    (2,684,318)
                                                                  ------------
CAPITAL SHARE TRANSACTIONS (NOTE K):
Institutional Class*:
 Issued.........................................................    73,682,057
 In Lieu of Cash Distributions..................................     2,635,249
 Redeemed.......................................................   (14,453,114)
                                                                  ------------
 Net Increase from Institutional Class Shares...................    61,864,192
                                                                  ------------
Institutional Service Class**:
 Issued.........................................................     1,063,543
 In Lieu of Cash Distributions..................................        43,923
 Redeemed.......................................................       (57,154)
                                                                  ------------
 Net Increase from Institutional Service Class Shares...........     1,050,312
                                                                  ------------
 Net Increase from Capital Share Transactions...................    62,914,504
                                                                  ------------
 Total Increase.................................................    64,482,955
NET ASSETS:
Beginning of Period.............................................           --
                                                                  ------------
End of Period (including undistributed net investment income of
  $420,138).....................................................  $ 64,482,955
                                                                  ============

 +Commencement of Operations
 *Initial offering of Institutional Class Shares began on November 3, 1997. **Initial offering of Institutional Service Class Shares began on November 7,
    1997.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED   YEAR ENDED
                                                      OCTOBER 31,  OCTOBER 31,
                                                         1998         1997
                                                      -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income (Loss).......................  $   (29,080) $    46,023
 Net Realized Gain..................................      605,021      802,110
 Net Change in Unrealized
  Appreciation/Depreciation.........................    3,895,050    3,216,213
                                                      -----------  -----------
 Net Increase in Net Assets Resulting from
  Operations........................................    4,470,991    4,064,346
                                                      -----------  -----------
DISTRIBUTIONS:
 Net Investment Income..............................      (22,510)     (24,915)
 Net Realized Gain..................................     (850,895)     (37,985)
                                                      -----------  -----------
 Total Distributions................................     (873,405)     (62,900)
                                                      -----------  -----------
CAPITAL SHARE TRANSACTIONS (NOTE K):
 Issued.............................................   14,297,343   20,525,559
 In Lieu of Cash Distributions......................      873,405       62,900
 Redeemed...........................................   (6,998,751)  (4,830,582)
                                                      -----------  -----------
 Net Increase from Capital Share Transactions.......    8,171,997   15,757,877
                                                      -----------  -----------
 Total Increase.....................................   11,769,583   19,759,323
NET ASSETS:
Beginning of Period.................................   26,169,356    6,410,033
                                                      -----------  -----------
End of Period (including undistributed net
 investment income of $0 and $10,946,
 respectively)......................................  $37,938,939  $26,169,356
                                                      ===========  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       INSTITUTIONAL CLASS
                           ---------------------------------------------------
                                     YEARS ENDED OCTOBER 31,
                           ---------------------------------------------------
                             1998       1997       1996       1995      1994
                           --------   --------   --------   --------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $  14.95   $  17.98   $  18.80   $  16.10  $  19.10
                           --------   --------   --------   --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss).................     (0.10)     (0.09)     (0.06)      0.11      0.04
 Net Realized and
  Unrealized Gain(Loss)..     (1.90)      0.98       3.51       3.65     (0.90)
                           --------   --------   --------   --------  --------
 Total from investment
  Operations                  (2.00)      0.89       3.45       3.76     (0.86)
                           --------   --------   --------   --------  --------
DISTRIBUTIONS
 Net Investment Income...       --         --       (0.03)     (0.11)    (0.02)
 Net Realized Gain.......     (2.86)     (3.92)     (4.24)     (0.95)    (2.12)
                           --------   --------   --------   --------  --------
 Total Distributions.....     (2.86)     (3.92)     (4.27)     (1.06)    (2.14)
                           --------   --------   --------   --------  --------
NET ASSET VALUE, END OF
 PERIOD..................  $  10.09   $  14.95   $  17.98   $  18.80  $  16.10
                           ========   ========   ========   ========  ========
TOTAL RETURN.............    (14.99)%     8.11%     23.62%     25.31%    (4.68)%
                           ========   ========   ========   ========  ========
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of
  Period (Thousands).....  $154,373   $368,430   $441,326   $498,026  $513,468
 Ratio of Expenses to
  Average Net
 Assets..................      0.92%      0.89%      0.87%      0.85%     0.88%
 Ratio of Net Investment
  Income (Loss)
 to Average Net Assets...     (0.61)%    (0.53)%    (0.29)%     0.64%     0.27%
 Portfolio Turnover
  Rate...................       126%       114%       129%       137%      107%
 Ratio of Expenses to
  Average Net
 Assets Including Expense
  Offsets................      0.92%      0.89%      0.87%      0.85%      N/A

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        INSTITUTIONAL SERVICE CLASS
                                        -------------------------------------
                                                                 MARCH 22,
                                          YEARS ENDED             1996+ TO
                                          OCTOBER 31,           OCTOBER 31,
                                         1998        1997           1996
                                        ---------   ---------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD..  $   14.91   $   17.97     $   16.54
                                        ---------   ---------     ---------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Loss..................      (0.10)      (0.11)        (0.01)
 Net Realized and Unrealized Gain
   (Loss).............................      (1.93)       0.97          1.44
                                        ---------   ---------     ---------
 Total From Investment Operations.....      (2.03)       0.86          1.43
                                        ---------   ---------     ---------
DISTRIBUTIONS
 Net Investment Income................        --          --            --
 Net Realized Gain....................      (2.86)      (3.92)          --
                                        ---------   ---------     ---------
 Total Distributions..................      (2.86)      (3.92)          --
                                        ---------   ---------     ---------
NET ASSET VALUE, END OF PERIOD........  $   10.02   $   14.91     $   17.97
                                        =========   =========     =========
TOTAL RETURN..........................     (15.27)%      7.91 %        8.65 %**
                                        =========   =========     =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (Thousands).........................  $   1,957   $   1,977     $   1,007
Ratio of Expenses to Average Net
  Assets..............................       1.17 %      1.14 %        1.12 %*
Ratio of Net Investment Loss to
  Average Net Assets..................      (0.86)%     (0.78)%       (0.64)%*
Portfolio Turnover Rate...............        126 %       114 %         129 %
Ratio of Expenses to Average Net
  Assets Including Expense Offsets....       1.17 %      1.14 %        1.12 %*

 *Annualized
**Not Annualized
 +Initial offering of Institutional Service Class Shares
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        INSTITUTIONAL CLASS
                           --------------------------------------------------
                                                                  DECEMBER 1,
                                YEARS ENDED OCTOBER 31,            1993+ TO
                           -------------------------------------  OCTOBER 31,
                            1998      1997      1996      1995       1994
                           -------  --------  --------  --------  -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $ 15.44  $  14.01  $  11.35  $   9.66    $ 10.00
                           -------  --------  --------  --------    -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income...     0.02      0.12      0.12      0.15       0.10
 Net Realized and
  Unrealized Gain
  (Loss).................     1.47      3.55      2.65      1.70      (0.36)
                           -------  --------  --------  --------    -------
 Total From Investment
  Operations.............     1.49      3.67      2.77      1.85      (0.26)
                           -------  --------  --------  --------    -------
DISTRIBUTIONS
 Net Investment Income...    (0.04)    (0.13)    (0.11)    (0.16)     (0.08)
 Net Realized Gain.......    (3.13)    (2.11)      --        --         --
                           -------  --------  --------  --------    -------
 Total Distributions.....    (3.17)    (2.24)    (0.11)    (0.16)     (0.08)
                           -------  --------  --------  --------    -------
 NET ASSET VALUE, END OF
  PERIOD.................  $ 13.76  $  15.44  $  14.01  $  11.35    $  9.66
                           =======  ========  ========  ========    =======
 TOTAL RETURN............    11.45%    30.86%    24.52%    19.33%     (2.58)%**
                           =======  ========  ========  ========    =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (Thousands).............  $84,423  $132,530  $128,982  $114,787    $80,944
Ratio of Expenses to
 Average Net Assets......     0.91%     0.90%     0.87%     0.86%      0.92%*
Ratio of Net Investment
 Income to Average Net
 Assets..................     0.17%     0.84%     0.97%     1.48%      1.13%*
Portfolio Turnover Rate..      103%      138%      151%      119%       141%
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets.................     0.90%     0.90%     0.86%     0.84%       N/A

 * Annualized
** Not Annualized
 + Commencement of Operations
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               INSTITUTIONAL SERVICE CLASS
                                               ------------------------------
                                                 YEAR ENDED        MARCH 22,
                                                 OCTOBER 31,       1996++ TO
                                               -----------------  OCTOBER 31,
                                                1998      1997       1996
                                               -------   -------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD.......... $ 15.43   $ 14.00    $ 12.80
                                               -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss).................   (0.02)     0.07       0.07
 Net Realized and Unrealized Gain ............    1.48      3.56       1.19
                                               -------   -------    -------
 Total From Investment Operations.............    1.46      3.63       1.26
                                               -------   -------    -------
DISTRIBUTIONS
 Net Investment Income........................   (0.02)    (0.09)     (0.06)
 Net Realized Gain............................   (3.13)    (2.11)       --
                                               -------   -------    -------
 Total Distributions..........................   (3.15)    (2.20)     (0.06)
                                               -------   -------    -------
NET ASSET VALUE, END OF PERIOD................ $ 13.74   $ 15.43    $ 14.00
                                               =======   =======    =======
Total Return..................................   11.22%    30.53%      9.87%**
                                               =======   =======    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)......... $28,433   $25,528    $14,437
Ratio of Expenses to Average Net Assets.......    1.16%     1.15%      1.12%*
Ratio of Net Investment Income (Loss) to
 Average Net Assets...........................   (0.12)%    0.57%      0.72%*
Portfolio Turnover Rate.......................     103%      138%       151%
Ratio of Expenses to Average Net Assets
 Including Expense Offsets....................    1.15%     1.15%      1.11%*

 * Annualized
** Not Annualized
++ Initial offering of Institutional Service Class Shares
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     INSTITUTIONAL CLASS
                         ---------------------------------------------------
                                                                 DECEMBER 1,
                             YEARS ENDED OCTOBER 31,              1993+ TO
                         -------------------------------------   OCTOBER 31,
                          1998      1997      1996      1995        1994
                         -------   -------   -------   -------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD.... $ 12.44   $ 11.99   $ 10.75   $  9.35     $ 10.00
                         -------   -------   -------   -------     -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..    0.28      0.37      0.36      0.36        0.27
 Net Realized and
  Unrealized Gain
  (Loss)................    0.88      1.81      1.24      1.39       (0.69)
                         -------   -------   -------   -------     -------
 Total From Investment
  Operations............    1.16      2.18      1.60      1.75       (0.42)
                         -------   -------   -------   -------     -------
DISTRIBUTIONS
 Net Investment Income..   (0.29)    (0.37)    (0.36)    (0.35)      (0.23)
 Net Realized Gain......   (1.75)    (1.36)      --        --          --
                         -------   -------   -------   -------     -------
 Total Distributions....   (2.04)    (1.73)    (0.36)    (0.35)      (0.23)
                         -------   -------   -------   -------     -------
NET ASSET VALUE, END OF
 PERIOD................. $ 11.56   $ 12.44   $ 11.99   $ 10.75     $  9.35
                         =======   =======   =======   =======     =======
TOTAL RETURN............   10.63 %   20.78 %   15.13 %   19.10 %     (4.19)%**
                         =======   =======   =======   =======     =======
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands)..... $84,522   $86,204   $83,430   $95,834     $99,564
Ratio of Expenses to
 Average Net Assets.....    1.01 %    0.97 %    0.93 %    0.87 %      0.90 %*
Ratio of Net Investment
 Income to Average Net
 Assets.................    2.39 %    3.06 %    3.04 %    3.49 %      3.05 %*
Portfolio Turnover
 Rate...................      87 %     128 %     172 %     158 %       158 %
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................    1.01 %    0.97 %    0.92 %    0.86 %       N/A

 *Annualized
** Not Annualized
 + Commencement of Operations
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             INSTITUTIONAL
                                                             SERVICE CLASS
                                                        -----------------------
                                                                     MARCH 7,
                                                        YEAR ENDED   1997++ TO
                                                        OCTOBER 31, OCTOBER 31,
                                                           1998        1997
                                                        ----------- -----------
NET ASSET VALUE, BEGINNING OF PERIOD..................    $12.44      $11.26
                                                          ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income................................      0.27        0.19
 Net Realized and Unrealized Gain.....................      0.85        1.21
                                                          ------      ------
 Total From Investment Operations.....................      1.12        1.40
                                                          ------      ------
DISTRIBUTIONS
 Net Investment Income................................     (0.28)      (0.22)
 Net Realized Gain....................................     (1.75)        --
                                                          ------      ------
 Total Distributions..................................     (2.03)      (0.22)
                                                          ------      ------
NET ASSET VALUE, END OF PERIOD........................    $11.53      $12.44
                                                          ======      ======
TOTAL RETURN..........................................     10.44%      12.57%**
                                                          ======      ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).................    $  354      $  378
Ratio of Expenses to Average Net Assets...............      1.26%       1.22%*
Ratio of Net Investment Income to Average Net Assets..      2.13%       2.71%*
Portfolio Turnover Rate...............................        87%        128%
Ratio of Expenses to Average Net Assets Including
  Expense Offsets.....................................      1.26%       1.22%*

 * Annualized
** Not Annualized
++ Initial offering of Institutional Service Class Shares
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 SIRACH BOND PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 INSTITUTIONAL
                                             INSTITUTIONAL CLASS SERVICE CLASS
                                             ------------------- -------------
                                                                  NOVEMBER 7,
                                              NOVEMBER 3, 1997+    1997++ TO
                                               TO OCTOBER 31,     OCTOBER 31,
                                                    1998             1998
                                             ------------------- -------------
NET ASSET VALUE, BEGINNING OF PERIOD........       $ 10.00          $10.00
                                                   -------          ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income......................          0.59            0.55
 Net Realized and Unrealized Gain...........          0.28            0.28
                                                   -------          ------
 Total From Investment Operations...........          0.87            0.83
                                                   -------          ------
DISTRIBUTIONS
 Net Investment Income......................         (0.52)          (0.50)
                                                   -------          ------
NET ASSET VALUE, END OF PERIOD..............       $ 10.35          $10.33
                                                   =======          ======
TOTAL RETURN+++.............................          8.84 %**        8.42 %**
                                                   =======          ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).......       $63,409          $1,074
Ratio of Expenses to Average Net Assets.....          0.51 %*         0.76 %*
Ratio of Net Investment Income to Average
 Net Assets.................................          5.95 %*         5.70 %*
Portfolio Turnover Rate.....................           168 %           168 %
Ratio of Voluntarily Waived Fees and
 Expenses Assumed by Affiliates.............          0.42 %*         0.43 %*
Ratio of Expenses to Average Net Assets
 Including Expense Offsets..................          0.50 %*         0.75 %*

  *Annualized
 **Not Annualized
  +Commencement of Operations
 ++Initial Offering of Institutional Service Class Shares
+++ Total return would have been lower had certain fees not been waived and expenses assumed by Affiliates during the periods indicated.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         YEAR ENDED  YEAR ENDED  JULY 1, 1996+
                                         OCTOBER 31, OCTOBER 31, TO OCTOBER 31,
                                            1998        1997          1996
                                         ----------- ----------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD...    $ 13.98     $ 10.97       $10.00
                                           -------     -------       ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss)..........      (0.01)       0.03         0.01
 Net Realized and Unrealized Gain......       2.01        3.06         0.97
                                           -------     -------       ------
 Total From Investment Operations......       2.00        3.09         0.98
                                           -------     -------       ------
DISTRIBUTIONS
 Net Investment Income.................      (0.01)      (0.02)       (0.01)
 Net Realized Gain.....................      (0.38)      (0.06)         --
                                           -------     -------       ------
 Total Distributions...................      (0.39)      (0.08)       (0.01)
                                           -------     -------       ------
NET ASSET VALUE, END OF PERIOD.........    $ 15.59     $ 13.98       $10.97
                                           =======     =======       ======
TOTAL RETURN++.........................      14.63%      28.34%        9.80%**
                                           =======     =======       ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)..    $37,939     $26,169       $6,410
Ratio of Expenses to Average Net
 Assets................................       0.90%       0.90%        1.03%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets.................      (0.08)%      0.30%        0.39%*
Portfolio Turnover Rate................         75%         89%          34%
Voluntarily Waived Fees and Expenses
 Assumed by the Adviser................       0.30%       0.53%        4.15%*
Ratio of Expenses to Average Net Assets
 Including Expense Offsets.............       0.90%       0.90%        0.90%*

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Total Return would have been lower had certain fees not been waived and ex-
   penses assumed by Affiliates during the periods indicated.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                     SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The Sirach Spe-cial Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Bond Portfolio and Sirach Equity Portfolio (the "Portfo-lios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1998, the UAM Funds were comprised of forty-six active portfolios. The financial statements of the remaining portfo-lios are presented separately. The Portfolios are authorized to offer two sep-arate classes of shares--Institutional Class Shares and Institutional Service Class Shares. As of October 31, 1998, the Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, and the Sirach Bond Portfolio have issued Institutional Service Class Shares. Both classes of shares have identical voting rights (except Institutional Service Class share-holders have exclusive voting rights with respect to matters relating to dis-tribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolios are as follows:
    SIRACH SPECIAL EQUITY PORTFOLIO seeks to provide maximum long-term growth of capital consistent with reasonable risk to principal, by invest-ing in small to medium capitalized companies with particularly attractive financial characteristics.
    SIRACH GROWTH PORTFOLIO seeks to provide long-term capital growth con-sistent with reasonable risk to principal by investing in a diversified portfolio of common stocks.
    SIRACH STRATEGIC BALANCED PORTFOLIO seeks to provide long-term growth of capital consistent with reasonable risk to principal by investing in a di-versified portfolio of common stocks and fixed income securities.
    SIRACH BOND PORTFOLIO seeks to provide above-average total return with reasonable risk to principal by investing primarily in investment grade fixed income securities.
    SIRACH EQUITY PORTFOLIO seeks to provide long-term capital growth con-sistent with reasonable risk to principal by investing, under normal cir-cumstances, up to 90% of its total assets in common stocks of companies that offer long-term growth potential.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may re-quire manage-

UAM FUNDS                                                     SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

ment to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Investments for which market quotations are readily available are stated at market value, which is determined using the last re-ported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market val-ue. The value of other assets and securities for which no quotations are read-ily available are stated at fair value following procedures by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolios' intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repur-chase agreements, the Portfolio's custodian bank takes possession of the un-derlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the ex-tent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Port-folio has the right to liquidate the collateral and apply the proceeds in sat-isfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commis-sion, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

UAM FUNDS                                                     SIRACH PORTFOLIOS
-------------------------------------------------------------------------------


  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recog-nition of gains or losses on investments and net operating losses.

  Permanent book and tax basis differences resulted in reclassifications as follows:


                                        UNDISTRIBUTED  ACCUMULATED
                                        NET INVESTMENT NET REALIZED   PAID IN
SIRACH PORTFOLIO                            INCOME     GAIN/(LOSS)    CAPITAL
----------------                        -------------- ------------ -----------
Special Equity.........................   $1,624,739           --   $(1,624,739)
Growth.................................       38,205    (1,837,259)   1,799,054
Strategic Balanced.....................       20,087       (20,087)         --
Bond...................................        1,747        (1,747)         --
Equity.................................       40,644           --       (40,644)

  Permanent book-tax differences, if any, are not included in ending undis-tributed net investment income for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities pur-chased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particu-lar portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. In-come, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Sirach Capital Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment ad-

UAM FUNDS                                                     SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

visory services to the Portfolios at a fee calculated at an annual rate of av-erage daily net assets for the month as follows:

SIRACH PORTFOLIOS                                                          RATE
-----------------                                                          -----
Special Equity............................................................ 0.70%
Growth.................................................................... 0.65%
Strategic Balanced........................................................ 0.65%
Bond...................................................................... 0.35%
Equity.................................................................... 0.65%

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Sirach Bond and the Sirach Equity Portfolios' Institutional Class Shares total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.50% and 0.90% of average daily net assets, respectively.

  C. ADMINISTRATIVE SERVICES: UAM Funds Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agree-ment"). The Administrator has entered into a Mutual Funds Service Agreement (the "Mutual Funds Service Agreement") with Chase Global Funds Services Com-pany ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including, but not limited to, administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services.

  Pursuant to the Agreement, each Portfolio pays the Administrator a two part monthly fee:
  --a Portfolio-specific monthly fee of 0.04%, 0.04%, 0.06%, 0.04% and 0.04% per annum of the average daily net assets of the Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Bond Portfolio and Sirach Equity Portfolio, respectively, which is retained by the Administrator.
  --a sub-administration fee (the "Sub-Administration Fee") which the Administrator in turn pays to CGFSC on a monthly basis, calculated as 0.19% of the first $200 million of the combined aggregate net assets of the UAM Funds; plus 0.11% of the next $800 million of the combined aggregate net assets of the UAM Funds; plus 0.07% of the next $2 billion of the combined aggregate net assets of the UAM Funds; plus 0.05% of the combined aggregate net assets of the UAM Funds in excess of $3 billion. The Sub-Administration Fee is allocated among the portfolios of the UAM

UAM FUNDS                                                     SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

    Funds on the basis of their relative net assets and is subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000 over the same period.

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and transfer agent services. Pursuant to the revised Mutual Funds Service Agreement, the Sub-Administration Fee paid by each Portfolio to the Administrator and in turn paid to CGFSC is calculated as a base fee per Portfolio of $52,500 annually plus $7,500 annually for each additional class of shares; plus 0.039% of the net assets of each Portfolio. Certain portfolios which commenced operations after October 1, 1997 have a base fee of $39,500 for a period of twelve months, which increases to $52,500 annually once the twelve months have ex-pired.

  For the year ended October 31, 1998, UAM Funds Services, Inc. earned the following amounts from each Portfolio as Administrator and paid the following to CGFSC for its services as Sub-Administrator:

                                                     ADMINISTRATION PORTION PAID
SIRACH PORTFOLIOS                                         FEES        TO CGFSC
-----------------                                    -------------- ------------
Special Equity......................................    $358,557      $245,389
Growth..............................................     199,766       137,236
Strategic Balanced..................................     162,819       107,247
Bond................................................      86,660        63,143
Equity..............................................      93,669        76,332

  Also, effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc. and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The portfolios pay dividend disbursing, transfer agent and shareholder servicing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Shareholder Services Center, Inc., as appropriate. For the year ended October 31, 1998, the Sirach Special Equity Portfolio, Sirach Growth Portfo-lio, Sirach Strategic Balanced Portfolio, Sirach Bond Portfolio and Sirach Eq-uity Portfolio incurred $243, $232, $218, $191, and $153, respectively, in shareholder servicing fees with UAM Shareholder Service Center, Inc. This fee is based on the number of classes of shares and shareholder accounts.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolios as-sets and the assets are held in accordance with the custodian agreement.

UAM FUNDS                                                     SIRACH PORTFOLIOS
-------------------------------------------------------------------------------


  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Sirach Special Equity Portfolio, the Sirach Growth Portfolio, the Sirach Stra-tegic Balanced Portfolio, and the Sirach Bond Portfolio have adopted Distribu-tion and Service Plans (the "Plans") on behalf of the Institutional Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolios may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Sirach Special Equity, the Sirach Growth, the Sirach Strate-gic Balanced and the Sirach Bond Portfolios' net assets. The distributor does not receive any fee or other compensation with respect to the Portfolios. The Sirach Special Equity, the Sirach Growth, the Sirach Strategic Balanced and the Sirach Bond Portfolios' Institutional Service Class Shares are currently making payments for distribution fees at an annual rate of 0.25% of the Port-folios' average daily net assets.

  F. ACCOUNT SERVICES: The UAM Funds have entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for partic-ipants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant record keeping. Pursuant to the Services Agree-ment, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The Service Provider has voluntarily agreed to waive its fees in or-der to keep the Sirach Bond and the Sirach Equity Portfolios' Institutional Class Shares total annual operating expenses, after the effect of expense off-set arrangements, from exceeding 0.50% and 0.90% of average daily net assets for the month, respectively.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended plus reimbursement of expenses in-curred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

UAM FUNDS                                                     SIRACH PORTFOLIOS
-------------------------------------------------------------------------------


  H. PURCHASES AND SALES: For the year ended October 31, 1998, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

SIRACH PORTFOLIOS                                       PURCHASES      SALES
-----------------                                      ------------ ------------
Special Equity........................................ $320,775,439 $510,041,339
Growth................................................  134,913,884  187,165,455
Strategic Balanced....................................   59,067,584   66,585,753
Bond..................................................   86,733,811   41,890,825
Equity................................................   31,482,865   26,153,877

  Purchases and sales of long-term U.S. Government securities were $12,672,996 and $11,452,994 respectively, for the Sirach Strategic Balanced Portfolio and $56,944,522 and $39,752,113, respectively, for the Sirach Bond Portfolio. There were no purchases or sales of long-term U.S. Government securities for the Sirach Special Equity Portfolio, the Sirach Growth Portfolio and the Sirach Equity Portfolio.

  I. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to par-ticipate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capi-tal shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each cal-endar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1998, the Portfolios had no borrowings under the agreement.

  J. OTHER: At October 31, 1998 the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
SIRACH PORTFOLIOS                                         SHAREHOLDERS OWNERSHIP
-----------------                                         ------------ ---------
Special Equity-Institutional Service Class...............       2         100
Growth-Institutional Class...............................       2          51
Growth-Institutional Service Class.......................       4          81
Strategic Balanced-Institutional Service Class...........       1         100
Bond-Institutional Class.................................       2          45
Bond-Institutional Service Class.........................       1         100
Equity...................................................       5          67

UAM FUNDS                                                      SIRACH PORTFOLIOS
--------------------------------------------------------------------------------

  K. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares for the Portfo-lios, by class, were as follows:

                                                                INSTITUTIONAL
                          INSTITUTIONAL CLASS SHARES        SERVICE CLASS SHARES
                          -----------------------------   -------------------------
                           YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                          OCTOBER 31,     OCTOBER 31,     OCTOBER 31,  OCTOBER 31,
                              1998            1997            1998         1997
                          -------------   -------------   ------------ ------------
SIRACH SPECIAL EQUITY
 PORTFOLIO:
Issued..................     26,894,004      38,540,490       66,838      180,282
In Lieu of Cash
 Distributions..........      5,350,992       7,051,021       36,399       17,661
Redeemed................    (41,574,679)    (45,506,302)     (40,586)    (121,360)
                          -------------   -------------     --------    ---------
Net Increase (Decrease)
 from Capital Share
 Transactions...........     (9,329,683)         85,209       62,651       76,583
                          =============   =============     ========    =========
SIRACH GROWTH PORTFOLIO:
Issued..................      1,942,763       2,011,431      627,490    1,003,962
In Lieu of Cash
 Distributions..........      1,964,389       1,589,675      409,851      194,309
Redeemed................     (6,354,899)     (4,223,292)    (621,544)    (575,122)
                          -------------   -------------     --------    ---------
Net Increase (Decrease)
 from Capital Share
 Transactions...........     (2,447,747)       (622,186)     415,797      623,149
                          =============   =============     ========    =========
SIRACH STRATEGIC
 BALANCED PORTFOLIO:
Issued..................      1,967,421       1,431,717       16,571       60,218
In Lieu of Cash
 Distributions..........      1,235,806       1,093,136        4,488          634
Redeemed................     (2,822,117)     (2,556,375)     (20,691)     (30,485)
                          -------------   -------------     --------    ---------
Net Increase (Decrease)
 from Capital Share
 Transactions...........        381,110         (31,522)         368       30,367
                          =============   =============     ========    =========

UAM FUNDS                                                      SIRACH PORTFOLIOS
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL
                                           INSTITUTIONAL      SERVICE CLASS
                                            CLASS SHARES          SHARES
                                         ------------------ ------------------
                                         NOVEMBER 3, 1997*  NOVEMBER 7,1997**
                                           TO OCTOBER 31,    TO OCTOBER 31,
                                                1998               1998
                                         ------------------ ------------------
SIRACH BOND PORTFOLIO:
Issued..................................      7,275,926          105,156
In Lieu of Cash Distributions...........        256,086            4,270
Redeemed................................     (1,402,623)          (5,533)
                                             ----------          -------
Net Increase from Capital Share
 Transactions...........................      6,129,389          103,893
                                             ==========          =======

                                                      INSTITUTIONAL CLASS SHARES
                                                      --------------------------
                                                      YEAR ENDED    YEAR ENDED
                                                      OCTOBER 31,   OCTOBER 31,
                                                          1998         1997
                                                      ------------ -------------
SIRACH EQUITY PORTFOLIO:
Issued...............................................    955,985     1,654,446
In Lieu of Cash Distributions........................     62,790         5,312
Redeemed.............................................   (456,215)     (372,849)
                                                        --------     ---------
Net Increase from Capital Share Transactions.........    562,560     1,286,909
                                                        ========     =========

 *Commencement of Operations
**Initial Offering of Institutional Services Class Shares

  L. SUBSEQUENT EVENTS: UAM Retirement Plan Services, Inc. will no longer pro-vide services pursuant to the Account Services Agreement, effective at the close of business December 31, 1998.

UAM FUNDS                                                     SIRACH PORTFOLIOS
-------------------------------------------------------------------------------

 REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Sirach Special Equity Portfolio
Sirach Growth Portfolio
Sirach Strategic Balanced Portfolio
Sirach Bond Portfolio
Sirach Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sirach Special Equity Portfo-lio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Bond Portfolio, and Sirach Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1998, and the results of each of their opera-tions, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall fi-nancial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the cus-todian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 11, 1998

UAM FUNDS                                                     SIRACH PORTFOLIOS
-------------------------------------------------------------------------------


FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Each of the Portfolios each hereby designate the following amounts as a long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return.

                                                            28% TAX    20% TAX
                                                            BRACKET    BRACKET
                                                           ---------- ----------
SIRACH PORTFOLIOS
Special Equity Portfolio.................................. 32,335,000 27,395,278
Growth Portfolio.......................................... 10,257,286  6,867,555
Strategic Balanced Portfolio..............................  3,890,099  3,080,388
Equity Portfolio..........................................    108,037     13,553

For the year ended October 31, 1998, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 8.9% for Sirach Growth Portfolio, 7.0% for Sirach Strategic Balanced Portfolio and 11.7% for Sirach Equity Portfolio. The percentage of income earned from direct treasury obligations for the year ended October 31, 1998 is 21% and 29% for the Sirach Strategic Balanced Portfolio and the Sirach Bond Portfolio, re-spectively.

UAM FUNDS                                                  THE SIRACH PORTFOLIOS
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                        William H. Park
Director, President and Chairman        Vice President


John T. Bennett, Jr.                    Michael E. DeEao
Director                                Secretary


Nancy J. Dunn                           Gary L. French
Director                                Treasurer


Philip D. English                       Robert R. Flaherty
Director                                Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Director                                Assistant Treasurer


Peter M. Whitman, Jr.                   Michelle Azrialy
Director                                Assistant Secretary
--------------------------------------------------------------------------------
UAM FUNDS
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)

INVESTMENT ADVISER
Sirach Capital Management, Inc.
3323 One Union Square
Seattle, WA 98101

DISTRIBUTOR
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.